SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARMSTRONG FLOORING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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ARMSTRONG FLOORING, INC. 2500 COLUMBIA AVENUE, P.O. BOX 3025 LANCASTER, PA 17603 www.armstrongflooring.com April 28, 2017

2017 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

We look forward to your attendance virtually via the Internet or by proxy at the 2017 Armstrong Flooring, Inc. Annual Stockholders’ Meeting. We will hold the meeting at 9:00 a.m. Eastern time on Friday, June 2, 2017.

Please refer to the proxy statement for detailed information on each of the matters to be acted on at the meeting. Your vote is important, and we strongly urge you to cast your vote. We encourage you to vote promptly, even if you plan to attend the meeting via the Internet.

On behalf of your Board of Directors, thank you for your continued support of Armstrong Flooring.

Very truly yours,

Larry S. McWilliams

Chair of the Board

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m. Eastern Time on Friday, June 2, 2017
Attendance	Online at www.virtualshareholdermeeting.com/AFI2017
Record Date	April 17, 2017

Notice is hereby given that a meeting of the stockholders of Armstrong Flooring, Inc. (the “Company”) will be held virtually, via the Internet at www.virtualshareholdermeeting.com/AFI2017, on Friday, June 2, 2017 at 9:00 a.m. Eastern time (the “Annual Meeting”) for the following purposes:

1.	To elect three (3) director nominees named in the accompanying Proxy Statement to serve one-year terms expiring at the 2018 Annual Meeting of Stockholders;

2.	To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers;

3.	To hold a non-binding, advisory vote on the frequency of the stockholder vote on the compensation of the Company’s named executive officers;

4.	To approve the Armstrong Flooring, Inc. 2016 Long-Term Incentive Plan, as amended and restated;

5.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2017; and

6.	To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 17, 2017 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements thereof.

By Order of the Board of Directors.

Christopher S. Parisi

Senior Vice President, General Counsel & Secretary

April 28, 2017

YOUR VOTE IS IMPORTANT. We urge you to cast your vote promptly, even if you plan to attend the Annual Meeting via the Internet. You may vote via the Internet, by telephone, or, if you have received a printed version of these proxy materials, by mail. See “QUESTIONS AND ANSWERS” on page 1 of the Proxy Statement for further information. Instructions on how to attend and participate via the Internet are posted at www.virtualshareholdermeeting.com/AFI2017. Stockholders may vote and submit questions while attending the meeting via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING

TO BE HELD ON JUNE 2, 2017:

The Notice of Annual Meeting, Proxy Statement and

the Company’s 2016 Annual Report are available at www.proxyvote.com.

PROXY STATEMENT

On April 1, 2016, we became an independent public company as a result of the separation by Armstrong World Industries, Inc. (“AWI”) of its Resilient Flooring and Wood Flooring segments from its Building Products segment (the “Separation”).

We prepared this Proxy Statement under the direction of our Board of Directors (the “Board”) to solicit your proxy for use at our 2017 Annual Meeting of Stockholders to be held via the Internet on Friday, June 2, 2017 at 9:00 a.m. Eastern time (the “Annual Meeting”). When we refer to “we,” “our,” “us,” “Armstrong Flooring,” “AFI” and the “Company” in this Proxy Statement, we are referring to Armstrong Flooring, Inc. This Proxy Statement (“Proxy Statement”) and the related materials are first being distributed to stockholders on or about May 1, 2017.

QUESTIONS & ANSWERS

Why am I being asked to review these materials?

Our Board is soliciting proxies for use at the Annual Meeting. In order to solicit your proxy, we must furnish you with this Proxy Statement, which contains information about the proposals to be voted upon at the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting via the Internet and are entitled and encouraged to vote on the proposals described in this Proxy Statement.

Who is entitled to vote?

Each holder of record of our shares of common stock, par value $0.0001 per share (“Common Shares”), at the close of business on the record date, April 17, 2017 (the “Record Date”), is entitled to one vote for each Common Share owned on each matter to be voted on. As of the Record Date, 28,108,290 Common Shares were issued and outstanding and entitled to vote at the Annual Meeting.

What must I do to attend the meeting via the Internet?

You may attend and participate in the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/AFI2017 where you will be able to vote and submit questions during the meeting. Stockholders who use the control number that was furnished to them with their copy of these proxy materials to log on to the meeting will be able to vote and submit questions during the meeting.

How do I vote?

You may vote your shares as follows:

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AFI2017

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

By phone (1-800-690-6903) - Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

By mail - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your shares are registered directly in your own name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered a “stockholder of record” with respect to those shares, and the Notice has been sent directly to you. If you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding such shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to instruct your broker or nominee to vote your shares. To vote online at the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” that will permit them to vote their shares via the Internet at the meeting.

What is the deadline for voting if I do not plan to attend the Annual Meeting?

You may vote via the Internet or by telephone until 11:59 p.m., Eastern Time, on June 1, 2017, or our agent must receive your paper proxy card by mail on or before June 1, 2017.

Can I change my vote after I have delivered my proxy?

A subsequent vote will change your prior vote. The last vote received prior to the Annual Meeting will be the one counted. If you are a stockholder of record, you may also change your vote by voting online during the Annual Meeting. Beneficial owners wishing to change their votes after returning voting instructions to their broker or other nominee must contact the broker or nominee directly.

Can I revoke a proxy?

Yes. A stockholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, our Corporate Secretary, by delivering later dated proxy instructions or by voting online during the meeting. Beneficial owners cannot revoke their proxies at the Annual Meeting because the registered stockholders (the broker, bank or other nominees) will not be present. Beneficial owners who wish to vote online during the Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.

Who will vote my shares at the Annual Meeting and how will they vote my shares if I provide voting instructions and/or grant my proxy?

Larry S. McWilliams, Chair of the Board, and Donald R. Maier, our President and CEO, were designated by the Board to vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Who will count the votes and how much does it cost the Company?

We have engaged Broadridge Investor Communications Solutions, Inc. to tabulate the proxy votes and any votes cast in person for a fee of approximately $15,000 plus reasonable expenses.

What is a quorum? Why is a quorum required?

It is important that your proxy be returned because a quorum is required for our stockholders to conduct business at the Annual Meeting. The presence at the meeting or representation by proxy, of the holders of Common Shares having a majority of the voting power represented by all issued and outstanding Common Shares entitled to vote on the Record Date will constitute a quorum, allowing us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this Proxy Statement includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the Annual Meeting, we will be forced to reconvene the Annual Meeting at a later date.

What is the effect of an abstention?

The shares of a stockholder who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting, so long as the stockholder is present or represented by proxy. With regard to the election of directors, votes may be cast “for,” “against,” or to abstain, and votes to abstain will have no effect. Abstentions may be specified on all other proposals. An abstention from voting on a matter by a stockholder present or represented by proxy at the meeting also has no effect on the outcome of the advisory proposal regarding the frequency of stockholder votes on the compensation of our named executive officers. An abstention from voting on a matter by a stockholder present or represented by proxy at the Annual Meeting has the same legal effect as a vote “against” approval of the compensation of our named executive officers and ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2017.

How will votes be counted on shares held through brokers?

If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers are not entitled to vote on the election of directors or the advisory proposals to approve the compensation of our named executive officers and the frequency of stockholder votes on the compensation of our named executive officers unless the brokers receive voting instructions from the beneficial owner. The shares of a stockholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting so long as the stockholder is represented by proxy. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2017, assuming that a quorum is obtained.

How many votes are needed to approve each of the proposals?

Each director nominee will be elected by a plurality of the votes cast at the Annual Meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting.

Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the Common Shares present online during the meeting or represented by proxy and entitled to vote at the Annual Meeting.

The selection of a frequency option — one year, two years, or three years — for the non-binding advisory approval of the compensation of our named executive officers that receives the most affirmative votes of all votes cast is the one that will be deemed approved by the stockholders.

The approval of the Armstrong Flooring, Inc. 2016 Long-Term Incentive Plan, as amended and restated, requires the affirmative vote of a majority of the votes present and entitled to vote at the meeting to be approved.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2017 requires the affirmative vote of a majority of the votes present and entitled to vote at the meeting to be approved.

What does it mean if I receive more than one proxy card or voting instructions?

This means that you have multiple accounts in which you own our Common Shares. Please vote all proxy cards/voting instructions from us to ensure that all of your Common Shares are voted. However, you may want to contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. Our transfer agent is AST. All communications concerning Common Shares you hold in your name, including address changes, name changes, requests to transfer and similar issues, can be handled by contacting AST at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue Brooklyn, NY 11219; or by email to info@astfinancial.com; or by phone (1-800-937-5449).

What should we do if multiple stockholders reside in our household, and we wish to change the copies of proxy materials that we receive?

Some banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and the annual report may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to the attention of Investor Relations, 2500 Columbia Avenue, P.O. Box 3025, Lancaster, Pennsylvania 17603, via email at IR@armstrongflooring.com, or via telephone to the Investor Relations department at 717-672-9300, we will promptly provide separate copies of the annual report and/or this Proxy Statement. Stockholders sharing an address who are receiving multiple copies of the Proxy Statement or annual report and who wish to receive a single copy of such materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Where can I find voting results of the Annual Meeting?

We will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board currently consists of nine (9) members, eight (8) of whom were appointed in connection with the Separation when the Company was a wholly-owned subsidiary of AWI. Richard E. Wenz was also appointed in connection with the Separation and passed away on June 29, 2016. Michael W. Malone was appointed to the Board effective October 1, 2016.

Our Amended and Restated Certificate of Incorporation (“Certificate”) and Amended and Restated Bylaws (“Bylaws”) provide that our Board is divided into three (3) classes, each comprised of three (3) directors. The directors designated as Class I directors will have terms expiring at the Annual Meeting. The directors designated as Class II directors will have terms expiring at the 2018 annual meeting of stockholders, and the directors designated as Class III directors will have terms expiring at the 2019 annual meeting of stockholders. Upon the expiration of the initial term of each class of directors, the directors of such class will thereafter stand for election annually, such that, beginning with the 2019 annual meeting of stockholders, our Board will no longer be divided into classes and each director will stand for election annually.

Class I directors: Kathleen S. Lane, Michael W. Malone and Jacob H. Welch

Class II directors: Jeffrey Liaw, Donald R. Maier and James J. O’Connor

Class III directors: Michael F. Johnston, James C. Melville and Larry S. McWilliams

Based on the recommendation of its Nominating and Governance Committee (the “Governance Committee”), which is composed solely of ‘independent directors’ as defined in the New York Stock Exchange (“NYSE”) Listing Standards, the Board has nominated Kathleen S. Lane, Michael W. Malone and Jacob H. Welch for election as Class I directors. Each nominee is a current and independent member of the Board. Based on this recommendation and each nominee’s prior service to the Board, credentials and experience, the Board has determined that each such nominee can make a significant contribution to the Board and should continue to serve as a director. If elected, Ms. Lane and Messrs. Malone and Welch will hold office until the 2018 annual meeting of stockholders and until their successors are elected and qualified.

The Board is not seeking the election of Class II or Class III directors, whose terms have not yet expired. You may not vote for a greater number of persons than the nominees named in this Proxy Statement.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the nominees would be unable to serve if elected, but if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board, in which case your shares will be voted for such other nominee.

The pages that follow include biographical information about each of our directors, including service as a director, experience, public company directorships held currently or at any time during the last five years, and the qualifications and skills that factored into the Board’s determination that the director should serve on the Board.

CLASS I DIRECTOR NOMINEES

KATHLEEN S. LANE

Age: 59

Independent

Director Since:    March 30, 2016

Committees Served:    Audit

Experience:    Executive Vice President and Chief Information Officer of TJX Companies, Inc., a specialty multi-national apparel retailer with leading retail brands such as T-J-Maxx, Marshalls, and HomeGoods (2008 to 2013). Group Chief Information Officer at National Grid Plc., an international electricity and gas utility (2006 to 2008). Senior Vice President and Chief Information Officer of Gillette Company (Procter & Gamble) (2002 to 2006).

Other Public Company Board Experience:    EarthLink Holdings Corp. (since 2013); Bob Evans Farms, Inc. (since 2014).

Skills and Qualifications:    Ms. Lane has 30 years of IT experience, including chief information officer roles in the consumer products, financial services, utilities and retail industries. From her multiple chief information officer roles, Ms. Lane provides the Board with a substantial IT and business process background as well as considerable global technical and business experience. Ms. Lane also brings public company board experience to our Board.

MICHAEL W. MALONE

Age: 58

Independent

Director Since:    October 1, 2016

Committees Served:    Audit; Finance

Experience:    Vice President – Finance and CFO of Polaris Industries Inc. (1997 to 2015; retired 2016). Corporate Secretary of Polaris Industries Inc. (1997 to 2010). Vice President and Treasurer of Polaris Industries Inc. (1994 to 1997). CFO and Treasurer of the predecessor company of Polaris Industries Inc. (1993 to 1994). Joined Polaris Industries Inc. in 1984 after four years with Arthur Andersen L.L.P.

Skills and Qualifications:    Mr. Malone offers our Board extensive financial and senior management knowledge and expertise, including public company CFO experience, within the manufacturing industry.

JACOB H. WELCH

Age: 33

Independent

Director Since:    March 30, 2016

Committees Served:    Finance; Management Development and Compensation

Experience: Partner at ValueAct Capital (since 2009; Partner since 2014). Analyst with The Blackstone Group in its private equity division in New York. Appointed to AFI’s Board pursuant to and in accordance with an appointment and stockholder’s agreement between AFI and members of the ValueAct Group, dated February 26, 2016.

Skills and Qualifications:    Mr. Welch offers our Board his advisory experience with ValueAct’s portfolio companies, as well as his knowledge and expertise in finance.

THE BOARD RECOMMENDS THAT YOU VOTE ‘FOR’ THE ELECTION OF EACH OF THE FOREGOING CLASS I DIRECTOR NOMINEES

DIRECTORS WHOSE TERMS HAVE NOT YET EXPIRED

LARRY S. MCWILLIAMS, CHAIR

Age: 61

Independent

Director Since:    March 30, 2016

Committees Served:    Nominating and Governance

Experience:    Co-CEO of Compass Marketing, a marketing advisory firm to Fortune 500 consumer package companies (since 2012). President and Chief Executive Officer of Keystone Foods, a supplier of proteins and distribution services (2011 to 2012). Senior Vice President at Campbell Soup Company (2001 to 2011). President of Campbell International (2005 to 2010). President of Campbell USA (2004 to 2005). President of Campbell Soup North America (2003 to 2004).

Other Public Company Board Experience:    Armstrong World Industries, Inc. (since 2010); Bob Evans Farms, Inc. (since 2014).

Skills and Qualifications:    Mr. McWilliams offers our Board senior executive leadership capabilities and experience, as well as extensive knowledge of sales, marketing, customer service relationships, international markets and distribution channels.

MICHAEL F. JOHNSTON

Age: 69

Independent

Director Since:    March 30, 2016

Committees Served:    Audit; Finance; Management Development and Compensation (Chair)

Experience:    CEO (2004 to 2008) and President and Chief Operating Officer (2000 to 2004) of Visteon Corporation, an automotive components supplier. Former President of North America/Asia Pacific, Automotive Systems Group (1999 to 2000), President of Americas Automotive Group (1997 to 1999), and other senior management positions at Johnson Controls, Inc., an automotive and building services company. In May 2009, Visteon filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code.

Other Public Company Board Experience:    Whirlpool Corporation (since 2003); Armstrong World Industries, Inc. (since 2010); Dover Corporation (since 2013). Former Chair and Director of Visteon Corporation (2004 to 2009). Former director of Flowserve Corporation.

Skills and Qualifications:    Mr. Johnston’s executive leadership and board of directors experience offers our Board a seasoned corporate governance perspective, and he brings to our Board extensive operational, manufacturing and design, innovation, engineering and financial experience.

JEFFREY LIAW

Age: 40

Independent

Director Since:    March 30, 2016

Committees Served:    Audit (Chair); Finance (Chair)

Experience:    CFO of Copart, Inc., a leading global provider of online auctions and vehicle remarketing services (since January 2016). CFO of FleetPride, Inc., a nationwide supplier of heavy-duty truck and trailer parts (2012 to 2015). Principal at TPG Capital active in TPG’s energy and industrial investing practice areas (2005 to 2012). Associate at Bain Capital prior to 2005.

Other Public Company Board Experience:    Graphic Packaging Holding Company (2008 to 2013); Armstrong World Industries, Inc. (2012 to March 31, 2016).

Skills and Qualifications:    Mr. Liaw offers our Board financial expertise and experience, including as a public company CFO within the manufacturing industry.

DONALD R. MAIER

Age: 53

Director Since:    March 30, 2016

Experience:    President and CEO of Armstrong Flooring, Inc. (2016 to present). Executive Vice President and CEO of Flooring Products division of Armstrong World Industries, Inc. (2014 to 2016); Senior Vice President, Global Operations Excellence of Armstrong World Industries, Inc. (2010 to 2014). Senior Advisor of TPG Capital Advisors, the global buyout firm of TPG Global (2007 to 2010). Various senior leadership, strategic and business development, marketing and engineering roles at Hillenbrand Industries and its subsidiaries Batesville Casket Company and Hill-Rom (1987 to 2007).

Skills and Qualifications:    Mr. Maier offers our Board extensive senior management expertise and experience within the manufacturing industry.

JAMES C. MELVILLE

Age: 65

Independent

Director Since:    March 30, 2016

Committees Served:    Nominating and Governance (Chair); Finance; Management Development and Compensation

Experience:    Member of the Minneapolis, Minnesota-based law firm of Kaplan, Strangis and Kaplan, P.A., where he has practiced in the corporate, governance, mergers and acquisitions, securities and financial areas since 1994. Previously practiced with Dorsey and Whitney in their Minneapolis and London, England offices.

Other Public Company Board Experience:    Armstrong World Industries, Inc. (since 2012).

Skills and Qualifications:    Mr. Melville brings extensive knowledge of the law, mergers and acquisitions, executive compensation, and corporate governance matters, as well as international experience and financial acumen to our Board.

JAMES J. O’CONNOR

Age: 80

Independent

Director Since:    March 30, 2016

Committees Served:    Nominating and Governance; Management Development and Compensation

Experience:    CEO of Unicom Corporation (1994 to 1998). CEO of Commonwealth Edison Company (1980 to 1998). President of Commonwealth Edison Company (1977 to 1980).

Other Public Company Board Experience:    Armstrong World Industries, Inc. (Chair) (since 2007); United Continental Holdings (1984 to 2012); Corning, Inc. (1984 to 2011); Smurfit – Stone Container Corporation (2000 to 2011); and Trizec Properties, Inc. (2003 to 2006); Unicom Corporation (former Chair) (1994 to 1998); Commonwealth Edison Company (former Chair) (1978 to 1998).

Skills and Qualifications:    Mr. O’Connor has a broad business background, having served in several chief and senior executive positions with large companies and on the boards of directors of companies as diverse as a utility company, an industrial manufacturing company and an airline. Mr. O’Connor also offers our Board extensive knowledge and expertise in senior executive leadership, management, and corporate governance and board practices of other major corporations.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE DOCUMENTS

Our Corporate Governance Guidelines address the responsibilities, duties, service and qualifications of our Board, the determination of a director’s independence and any conflicts of interest, Board access to management and independent advisors, director compensation and stock ownership requirements, Board committees and other matters relating to corporate governance. Our Corporate Governance Guidelines are available on our website under “Investor Relations” and then “Corporate Governance” http://www.armstrongflooring.com/corporate/governance.html. Also available at the same location on our website are: the charters of the Audit Committee, the Management Development and Compensation Committee (the “Compensation Committee”), the Governance Committee, and the Finance Committee of the Board; the Armstrong Flooring Code of Business Conduct, the Armstrong Flooring Code of Ethics for Financial Professionals, the Armstrong Flooring, Inc. Conflicts of Interest and Related Party Transactions Policy; and the Armstrong Flooring Recoupment Policy. Our website is not part of this Proxy Statement and references to our website address in this Proxy Statement are intended to be inactive textual references only.

BOARD LEADERSHIP STRUCTURE

Our Bylaws and Corporate Governance Guidelines provide the Board with the flexibility to determine what leadership structure works best for us, including whether the same individual should serve as both our Chair and our CEO. Larry S. McWilliams serves as the Chair of our Board, while Donald R. Maier serves as our President and CEO, and as a director. The separation of these positions allows Mr. Maier to focus primarily on execution of our business strategy and operations following our recent transition to an independent, public company, while Mr. McWilliams oversees the Board’s functions. The Board will continue to evaluate its leadership and governance structure within the context of the specific needs of the business, current Board composition, and the best interests of our stockholders.

Responsibilities of the Chair include ensuring and overseeing the:

•	recruitment of new Board members;

•	evaluation and compensation of the CEO;

•	development and maintenance of an appropriate succession plan;

•	independent evaluation of risk;

•	coordination of Board meeting schedules and agenda;

•	engagement of directors in discussions at the meetings;

•	annual performance evaluations of the Board, its committees and its individual members;

•	sufficiency of information provided by management to the Board;

•	communication, when necessary, with other directors on key issues and concerns outside of regularly scheduled meetings; and

•	effective functioning of the committees through appropriate delegation to, and membership of, the committees.

The Chair is also responsible for providing effective leadership for our independent directors to facilitate the independent oversight required by our Bylaws and Corporate Governance Guidelines, including by ensuring that:

•	a majority of our directors are independent;

•	all of the members of the Audit Committee, the Compensation Committee and the Governance Committee are independent directors; and

•	the Board meets at regularly scheduled executive sessions, outside of the presence of management and those directors not deemed to be ‘Independent Directors’ of the Board. Mr. McWilliams presides at these sessions. In addition, each of the Board’s four (4) standing committees regularly meet at similar executive sessions, at which the respective committee Chairs preside.

DIRECTOR INDEPENDENCE

It is our policy that the Board consist of a majority of directors who are not employees and are ‘independent’ under all applicable legal and regulatory requirements, including the independence requirements of the NYSE. For purposes of evaluating the independence of directors, in accordance with our Corporate Governance Guidelines, the Board will consider all relevant facts and circumstances, including the persons or organizations with which the director has an affiliation. Consistent with our Corporate Governance Guidelines, the Governance Committee has established qualifications to assist in the determination of “independence”, which either meet or exceed the independence requirements of the NYSE.

The Board has determined that all of our directors, with the exception of Mr. Maier, our President and CEO, are independent within the meaning of the NYSE listing standards and the standards established in our Corporate Governance Guidelines. In addition, the Board has further determined that each of the members of the Audit Committee, the Compensation Committee and the Governance Committee are independent within the meaning of the NYSE listing standards, any applicable minimum standards required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the enhanced standards required for membership on such committees contained in our Bylaws that directors serving on such committees meet the independence criteria under both NYSE rules and Rule 10A-3(b)(1) under the Exchange Act, and in the case of the Compensation Committee, Rule 16b-3 under the Exchange Act and as an ‘outside director’ under Section 162(m) of the Internal Revenue Code of 1986, as amended.

BOARD’S ROLE IN RISK MANAGEMENT OVERSIGHT

Risk management is an integral part of our culture. The Company has created a committee of management co-chaired by its CFO and General Counsel and composed of representatives from several areas of the business, operations and functional units, which committee meets regularly to assess, identify and develop mitigation actions regarding the strategic, operational, infrastructure and external risks facing the Company. Representatives from the committee present reports and updates to the Audit Committee on a periodic basis, culminating with a larger presentation to the Board and review in anticipation of the preparation of the annual report on Form 10-K.

The Board’s role in risk management is to review the performance and functioning of the Company’s overall risk management function and management’s establishment of appropriate systems for managing risk. Specifically, the Board reviews management’s:

•	processes to identify matters that create inappropriate risk to achieving our business plans;

•	processes to assess the likelihood and impact of such risks in order to prioritize them;

•	identification of major risks and how we define “major;”

•	identification of primary risk mitigation owners;

•	mitigation of major risks, and our view of the resulting residual risk; and

•	monitoring of major risks.

Under the direction of the cross-functional steering committee described above, management provides its feedback on business unit risks during periodic business reviews and annual strategic planning discussions. The committee periodically meets with designated risk mitigation owners and assesses control measures. In addition, the steering committee regularly reevaluates the appropriateness of risk assessments and priorities. This process includes identifying risks that could prevent achievement of business goals or plans. The internal audit group uses the resulting information as a basis for developing its audit plan.

Each Board committee, consistent with its charter, assists the Board in overseeing the review of certain risks that are particularly within its purview, including as described in “BOARD MEETINGS AND COMMITTEES” below.

BOARD’S ROLE IN SUCCESSION PLANNING

The Board is actively engaged and involved in talent management. The full Board reviews our “Organization Vitality” in support of its business strategy at least annually. More broadly, the Board, through the Compensation Committee, is regularly updated on key talent indicators for the overall workforce, including diversity, recruiting and development programs. This includes a detailed discussion of the Company’s global leadership bench and succession plans with a focus on key positions at the senior officer level, including CEO. During 2016, the Board and the Compensation Committee met in furtherance of these initiatives. In addition, the committees of the Board regularly discuss the talent pipeline for specific critical roles. High potential leaders are given exposure and visibility to Board members through formal presentations and informal events.

BOARD EVALUATION

Through the stewardship of the Governance Committee and its Chair and with the assistance of an external, independent third party advisor, the Board engages in a robust self-evaluation process. The process includes an extensive review of matters affecting the Board and each committee, including meeting cadence, sufficiency of materials and presentations from management and candid assessments of a director’s input during and in between meetings. The results of this process are presented by the Governance Committee Chair in a report to the Board during executive session, typically during the first regular meeting of the fiscal year. The Board’s most recent self-evaluation took place during the first quarter of 2017.

BOARD MEETINGS AND COMMITTEES

There are four standing committees of the Board: the Audit Committee, the Compensation Committee, the Governance Committee, and the Finance Committee, each described below.

Each standing committee has a charter and consists solely of ‘independent’ or ‘outside’ directors who meet applicable independence standards required by the NYSE, the U.S. Securities and Exchange Commission (the “SEC”), and the Internal Revenue Service, and under our Certificate and Bylaws. Each committee reports to the Board regularly and evaluates the effectiveness of its performance annually. The membership of each committee is determined by the Board based on the recommendation of the Governance Committee. The Company’s Corporate Governance Guidelines provide that (i) directors who are currently fully employed should not serve on more than two (2) other corporate boards and (ii) other directors should not serve on more than four (4) other corporate boards.

Director	Independent^	Audit Committee†		Compensation Committee	Governance Committee	Finance Committee
Michael F. Johnston	x	x		C		x
Kathleen S. Lane	x	x
Jeffrey Liaw	x	C	FE			C
Donald R. Maier
Michael W. Malone	x	x	FE			x
Larry S. McWilliams	x				x
James C. Melville	x			x	C	x
James J. O’Connor	x			x	x
Jacob H. Welch	x			x		x
2016 Meetings		5		4	5	4

^	As defined in NYSE listing standards, our Corporate Governance Guidelines and Bylaws.

†	Richard E. Wenz served as the Audit Committee Chair from March 30, 2016 until the time of his death on June 29, 2016.

C	Chair of the committee.

FE	‘Audit Committee Financial Expert’ as defined by Item 407(d)(5) of SEC Regulation S-K.

Following the Separation, our Board met seven (7) times during 2016, two of which were special meetings. All directors who served on the Board during 2016 participated in at least 75% of the meetings of the Board and meetings of the committees on which they served. Board members are expected to attend annual meetings, which can be done virtually, via the Internet, because our annual meetings may be held virtually.

Audit Committee

The responsibilities of the Audit Committee are more fully described in its charter. Among other responsibilities delegated by the Board, the Audit Committee:

•	provides oversight of (i) auditing and accounting matters, including the selection, supervision and compensation of the Company’s independent registered public accounting firm and other independent auditors, (ii) the scope of the annual audits, and non-audit services performed by our independent registered public accounting firm, and (iii) our accounting practices and internal accounting controls;

•	has sole authority to engage, retain and dismiss the independent registered public accounting firm;

•	reviews and discusses with management and our independent registered public accounting firm the annual audited financial statements and quarterly financial statements included in our SEC filings;

•	assists the Board in monitoring the integrity of our financial statements and the independent registered public accounting firm’s qualifications, independence and performance;

•	considers risks associated with overall financial reporting, legal compliance and disclosure processes;

•	reviews our earnings guidance; and

•	supervises and reviews the effectiveness of our internal audit and legal compliance functions and our compliance with legal and regulatory requirements.

Each member of the Audit Committee meets the NYSE and SEC financial literacy requirements. The Board has determined that each of Mr. Liaw and Mr. Malone qualifies as an “Audit Committee Financial Expert” as defined in the Exchange Act. The Audit Committee regularly meets independently with our internal and independent auditors, with the leaders of our compliance function, and with management.

Management Development and Compensation Committee

The responsibilities of the Compensation Committee are more fully described in its charter. Among other responsibilities delegated by the Board, the Compensation Committee:

•	oversees the design of our executive compensation and benefit programs and employment practices;

•	administers and makes recommendations regarding our incentive and equity compensation plans;

•	reviews and approves corporate goals and individual objectives relevant to the compensation of the CEO and evaluates the CEO’s performance relative to those goals and objectives, and recommends CEO compensation to the independent directors based on the evaluation;

•	oversees the evaluation of the other executive officers and establishes their compensation levels in collaboration with the CEO;

•	reviews incentive compensation to confirm that such compensation does not encourage unnecessary risk-taking; and

•	monitors senior management succession planning.

Compensation Committee Interlocks and Insider Participation    None of the members of the Compensation Committee has ever been an officer or employee of the Company or its subsidiaries, or had any relationship with the Company that requires disclosure under applicable SEC regulations.

Nominating and Governance Committee

The responsibilities of the Governance Committee are more fully described in its charter. Among other responsibilities delegated by the Board, the Governance Committee:

•	monitors the independence of nonemployee directors;

•	reviews and evaluates director candidates and makes recommendations to the Board concerning nominees for election as Board members;

•	establishes criteria for the selection of candidates to serve on the Board;

•	recommends directors for appointment to Board committees;

•	makes recommendations to the Board regarding corporate governance matters;

•	reviews and makes recommendations to the Board regarding the compensation of nonemployee directors;

•	oversees our insurance program for directors and officers liability;

•	oversees the Company’s director education and orientation programs; and

•	coordinates an annual self-evaluation of the performance of the Board and each committee through assistance from an independent, third-party advisor.

Finance Committee

The responsibilities of the Finance Committee are more fully described in its charter. Among other responsibilities delegated to it by the Board, the Finance Committee:

•	reviews and recommends matters related to our capital structure, including the issuance of debt and equity securities;

•	oversees banking arrangements, including the investment of corporate cash;

•	oversees management of the corporate debt structure;

•	reviews and approves material finance and other cash management transactions;

•	oversees and advises the Board on assessing capital expenditures, operating income, cash flow, cash management and working capital;

•	reviews investment strategies and policies;

•	assesses any dividend payment policy and capital structure plans and adjustments;

•	considers plans to repurchase our stock;

•	reviews AFI’s actual and forecasted operating performance; and

•	considers financial aspects of proposed mergers, acquisitions, divestitures, strategic investments, collaborations and joint ventures.

Other Committees    In addition to the standing committees described above, members of the Board may meet on an ad hoc basis to discuss and approve matters through other committees that have been previously established by the Board. Such committees may address such matters as succession planning and crisis response.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Pursuant to our Conflicts of Interest and Related Party Transactions Policy, any related party transaction that may arise is required to be reviewed and approved by the Governance Committee, who must have no connection with the transaction. Related party transactions would include transactions by the Company or any subsidiary with any director, director nominee, executive officer, stockholders owning more than 5% of the Company’s outstanding Common Shares, or immediate family member of any of the foregoing, and transactions with businesses affiliated with any director or director nominee that meet the specifications in Item 404 of Regulation S-K under the Exchange Act. The Chair of the Governance Committee has authority to approve transactions involving sums less than the disclosure threshold set in Item 404. The material details of any such matters are required to be disclosed to the Governance Committee at its next regular meeting.

In connection with his appointment to the Board pursuant to the Appointment and Stockholder’s Agreement, Mr. Welch, a Partner at ValueAct Capital, is entitled to receive an annual retainer (payable in cash) of $90,000 for his service on the Board, and an annual equity award in the form of restricted stock units under the 2016 Directors’ Stock Unit Plan (the “2016 Directors Stock Unit Plan”) having an aggregate fair market value of $105,000 (based on the closing price of our Common Shares as reported by the NYSE on the date of grant). Mr. Welch has directed that his cash retainers be directly paid to ValueAct Capital Management, L.P., and under an agreement with ValueAct Capital, Mr. Welch is deemed to hold it for the benefit of ValueAct Capital Master Fund L.P., and indirectly for other members of the ValueAct Group.

DIRECTOR QUALIFICATION STANDARDS

The Governance Committee performs an assessment of the qualifications and experience needed by the Board to properly oversee management of the Company. In doing so, the Governance Committee believes that aligning director qualifications and skill sets with our business and strategy is essential to forming a board that adds value for stockholders. While the Board does not have a formal diversity policy with respect to director nominations, it believes that a board composed of individuals with diverse attributes and backgrounds enhances the quality of the Board’s deliberations and decisions. The Board has an expansive view of diversity, going beyond the traditional concepts of race, gender and national origin. The Board believes that the diversity of viewpoints, educational backgrounds, and differences in professional experiences and expertise represented on the Board evidences diversity in many respects. The Board believes that this diversity, coupled with the personal and professional ethics, integrity and values of all of the directors, results in a Board that can guide us with good business judgment.

The Governance Committee expects each of our directors to have proven leadership, sound judgment, integrity and a commitment to our success. In evaluating director candidates and considering incumbent directors for nomination to the Board, the Governance Committee considers a variety of factors. These include each nominee’s independence, financial literacy, personal and professional accomplishments, and experience in light of the needs of the Company. For incumbent directors, the factors also include past performance on the Board and contributions to their respective committees.

The Governance Committee will consider director candidates nominated by stockholders. When evaluating the candidacy of nominees proposed by stockholders, the Governance Committee may request additional information as it may consider reasonable to determine the proposed nominee’s qualifications to serve as a member of the Board.

The procedures for recommending candidates are posted at www.armstrongflooring.com/corporate/nominating-governance-committee.html. Stockholders who wish to suggest individuals for service on the Board are requested to review our Bylaws and supply the information required therein in a written request to the Corporate Secretary at the Company’s corporate offices at 2500 Columbia Avenue, P.O. Box 3025, Lancaster, Pennsylvania 17603.

The Chair of the Annual Meeting or any other annual or special meeting of stockholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. A stockholder’s compliance with these procedures will not require us to include information regarding a proposed nominee in our proxy solicitation materials.

DIRECTOR EDUCATION

New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The Governance Committee is responsible for providing guidance on directors’ continuing education.

COMMUNICATION WITH THE BOARD

Any person who wishes to communicate with the Board, the nonemployee directors as a group, or individual directors, including the Chair, may direct a written communication to the attention of the Corporate Secretary at the Company’s corporate offices at 2500 Columbia Avenue, P.O. Box 3025, Lancaster, Pennsylvania 17603. The Corporate Secretary will forward these communications to the intended recipient director(s). You may also send general messages to directors by email to directors@armstrongflooring.com. If you wish to send an email message to the Governance Committee, including a recommendation regarding a prospective director, please send the message to the directors@armstrongflooring.com. The Corporate Secretary will forward these messages, as appropriate.

COMPENSATION OF DIRECTORS

In establishing our nonemployee director compensation program, including the overall value of compensation and the mix of cash and equity, the Board analyzes competitive market data and any underlying director compensation trends generally, and compares our program to those of similarly sized companies in comparable industries. Our nonemployee directors are compensated through a combination of annual retainers and equity grants in the form of stock units. The Board believes that this level of compensation supports the Company’s ability to attract nonemployee directors with suitable backgrounds and experiences. A director who is an officer or employee of the Company or its subsidiaries is not compensated for service on the Board or on any committee of the Board.

The Governance Committee, which is composed solely of independent directors, has the primary responsibility to review and consider any revisions to the nonemployee director compensation program.

The following table describes the elements of the nonemployee director compensation program:

FISCAL YEAR 2016 NONEMPLOYEE DIRECTOR RETAINERS(1)

CASH
Annual Retainer(2)	$90,000

Chair Fees(2):

Board Chair	$60,000
Audit Committee	$20,000
Management Development & Compensation Committee	$20,000
Nominating & Governance Committee	$10,000
Finance Committee	$20,000

Special Assignment Fees(3)	$2,500(4)

EQUITY(5)
Annual Retainer (Board Chair)	$160,000
Annual Retainer	$105,000

(1)	effective upon the Separation
(2)	paid in quarterly installments, in arrears
(3)	may be paid in connection with: one-on-one meetings with the CEO; plant and/or field visits not part of a regular Board meeting; or other non-scheduled significant activities
(4)	per diem; $1,250 for less than four hours
(5)	annual (or pro-rated) grant of restricted stock units; effective as of the first business day following the date of the annual meeting of stockholders, and the amount of each grant is determined by the NYSE closing price of our Common Shares on such date

DIRECTORS STOCK UNIT PLAN

The board of directors of AWI approved the 2016 Directors Stock Unit Plan as AFI’s sole stockholder. The 2016 Directors Stock Unit Plan is designed to promote the growth and profitability of AFI by increasing the mutuality of interests between AFI’s non-employee directors and the AFI stockholders. The plan provides for the issuance to nonemployee directors of “units,” or rights to receive Common Shares (“Director RSUs”), which rights may be made conditional upon continued service or the occurrence or nonoccurrence of specified events. Except as otherwise determined by the plan administrator, the units awarded under the plan will generally vest and settle, contingent on continued service as a director, on the earlier to occur of the next annual stockholders meeting, the date of the director’s death or disability, or the date of a “change in control” (as such term is defined in the plan) of AFI.

The 2016 Directors Stock Unit Plan is generally administered by the Governance Committee, which has the authority to (i) make discretionary grants of units to eligible directors; (ii) prescribe terms, conditions, limitations and restrictions applicable to any grant; and (iii) interpret the plan, adopt, amend and rescind rules relating to the 2016 Directors Stock Unit Plan and make all other determinations necessary or advisable with respect to the plan.

Upon the occurrence of certain corporate events that affect the Company’s common stock, including but not limited to extraordinary cash dividends, stock splits, reorganizations or other relevant changes in capitalization, the administrator will make appropriate adjustments with respect to the number of shares available for grants under the 2016 Directors Stock Unit Plan, the number of units covered by existing grants and the maximum number of shares that may be granted to any participant.

The maximum grant date value of the Common Shares subject to grants of Director RSUs made to a participant during any one calendar year, taken together with any cash fees earned by such participant during the calendar year, will not exceed $600,000 in total value. For purposes of this limit, the value of grants will be calculated based on the grant date fair value for financial reporting purposes.

STOCK OWNERSHIP GUIDELINES

The Governance Committee, following a review of current trends for stock ownership requirements of nonemployee directors, established stock ownership guidelines for all nonemployee directors that require each nonemployee director to achieve and hold Common Shares representing an amount equal to five (5) times the director’s annual cash retainer within five (5) years.

DIRECTOR COMPENSATION TABLE – 2016

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1) (c)	Option Awards ($)(2) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3) (f)	All Other Compensation ($)(4) (g)	Total ($) (h)
Mr. Johnston	82,500	93,205	—	—	—	—	175,705
Ms. Lane	67,500	122,549	—	—	—	—	190,049
Mr. Liaw	89,000	93,205	—	—	—	—	182,205
Mr. Malone	22,500	107,406	—	—	—	—	129,906
Mr. McWilliams	112,500	186,748	—	—	—	—	299,248
Mr. Melville	75,000	122,549	—	—	—	—	197,549
Mr. O’Connor	67,500	122,549	—	—	—	5,000	195,049
Mr. Welch(5)	67,500	122,549	—	—	—	—	190,049
Mr. Wenz(6)	27,500	93,205	—	—	—	—	120,705

(1)

Represents amounts that are in units of our Common Shares. The amounts reported represent the aggregate grant date fair value for Director RSUs granted during the fiscal year, as calculated under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our Common Shares on the date of the grant. Amounts for Ms. Lane and Messrs. McWilliams, Melville, O’Connor and Welch are pro rated to reflect service from March 30, 2016, the date of their appointment to the Board, to June 2, 2017, the date of the Annual Meeting. Amounts for Messrs. Johnston and Liaw are pro rated to reflect service from July 13, 2016, the date on which restricted units which were granted under the director compensation program of AWI vested, to June 2, 2017, the date of the Annual Meeting. The amount reflected for Mr. Malone is pro rated to reflect service from October 1, 2016, the date of his appointment to the Board, to June 2, 2017, the date of the Annual Meeting. For the number of Director RSUs credited to each director’s account as of March 31, 2017, see SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS.

(2)	The directors do not receive stock options as part of their compensation for service on the Board.

(3)	There is no plan or arrangement for directors to defer the cash compensation that they receive as part of their compensation for service on the Board.

(4)	Reflects a matching gift to an institution of higher education.

(5)	Under an agreement with ValueAct Capital, Mr. Welch is deemed to receive the cash portion of his retainer for Board service and hold the Director RSUs for the benefit of ValueAct Capital Master Fund, L.P. and indirectly for (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P.

(6)	Mr. Wenz served on our Board, including as the Audit Committee Chair, from March 30, 2016 until June 29, 2016, the time of his death. Under the terms of the 2016 Directors Stock Unit Plan, Mr. Wenz’s Director RSUs reflected above immediately vested at the time of his death.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

MANAGEMENT AND DIRECTORS

CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding persons or groups known to us to be beneficial owners of more than 5% of our outstanding Common Shares as of March 31, 2017 or the date of any applicable reports filed by such persons or groups prior to that date. Beneficial ownership is determined in accordance with applicable rules of the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding(8)
ValueAct Capital Master Fund, L.P.(1) One Letterman Drive, Building D, 4th Floor San Francisco, CA 94129	4,600,000	16.4%

Raging Capital Management, LLC(2) Ten Princeton Avenue, P.O. Box 228 Rocky Hill, NJ 08553	2,148,813	7.6%

GAMCO Investors, Inc. (3) One Corporate Center Rye, NY 10580	1,984,698	7.1%

Franklin Resources, Inc.(4) One Franklin Parkway San Mateo, CA 94403	1,835,970	6.5%

The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	1,815,979	6.4%

BlackRock, Inc.(6) 55 East 52nd Street New York, NY 10055	1,525,874	5.4%

Moab Capital Partners, LLC(7) 15 East 62nd Street, New York, NY 10065	1,400,032	5.0%

(1)	Based solely on a Schedule 13D filed with the SEC on April 4, 2016.
(2)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2017.
(3)	Based solely on a Schedule 13D filed with the SEC on March 17, 2017.
(4)	Based solely on a Schedule 13G filed with the SEC on February 8, 2017.
(5)	Based solely on a Schedule 13G filed with the SEC on February 9, 2017.
(6)	Based solely on a Schedule 13G filed with the SEC on January 30, 2017.
(7)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2017.
(8)	Based on 28,097,421 shares of our Common Shares outstanding as of March 31, 2017, as reported to the NYSE.

MANAGEMENT AND DIRECTORS

The following table sets forth, as of March 31, 2017, the amount of Common Shares beneficially owned by all directors, currently-serving NEOs (as identified in the “COMPENSATION DISCUSSION AND ANALYSIS”) and all directors and executive officers as a group in accordance with applicable SEC rules.

Name	Number of Common Shares Beneficially Owned	Number of Shares Subject to Options(1) Exercisable or Which Become Exercisable Within 60 Days	Total Number of Shares Beneficially Owned(2)	Restricted Stock Units(3) / Unvested Options	Total Common Shares Beneficially Owned Plus Restricted Stock Units and Unvested Options
John C. Bassett	2,537	27,577	30,114	1,929	32,043
Joseph N. Bondi	9,923	14,026	23,989	6,287	30,236
Michael F. Johnston	0	--	0	75,587	75,587
Kathleen S. Lane	0	--	0	9,071	9,071
Jeffrey Liaw	0	--	0	31,639	31,639
Donald R. Maier	29,087	264,841	293,928	30,786	324,714
Michael W. Malone	0	--	0	5,707	5,707
Larry S. McWilliams	0	--	0	13,823	13,823
James C. Melville	2,115	--	2,115	9,071	11,186
James J. O’Connor	3,500	--	3,500	9,071	12,571
Dominic Rice	9,946	27,126	37,072	6,195	43,267
John W. “Jay” Thompson	2,369	0	2,369	6,917	9,286
Jacob H. Welch(4)	0	--	0	9,071	9,071
Directors and Executive Officers as a group (16 persons)(5)	61,265	344,693	405,958	221,131	627,089

(1)	Directors do not receive stock option grants under the 2016 Directors Stock Unit Plan or as part of the compensation program for nonemployee directors.
(2)	No individual director or executive officer other than Mr. Maier beneficially owns 1% of the Common Shares outstanding as of March 31, 2017. The directors and executive officers as a group beneficially own approximately 2% of the Common Shares outstanding as of March 31, 2017.
(3)	Represents, in the case of NEOs, unvested time-based restricted stock units (“NEO RSUs”) granted to them under AWI long-term incentive plans, as applicable, and, in the case of nonemployee directors, vested and unvested stock units (Director RSUs) granted to them as part of their annual retainer for Board service that are not acquirable by the director within 60 days of March 31, 2017 under the terms of the 2016 Directors Stock Unit Plan. See Directors Aggregate Ownership table below for further information. Neither the unvested NEO RSUs nor the Director RSUs have voting power.
(4)	Under an agreement with ValueAct Capital, Mr. Welch is deemed to hold the Director RSUs for the benefit of ValueAct Capital Master Fund, L.P. and indirectly for (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P.
(5)	Includes amounts for Brent A. Flaharty, SVP, Sales, Christopher S. Parisi, SVP, General Counsel and Secretary, and Kimberly Z. Boscan, VP, Controller.

DIRECTORS – AGGREGATE OWNERSHIP

The table below sets forth, as of March 31, 2017, additional detail as to each nonemployee director’s ownership and rights to ownership in the Company’s equity.

Name	Common Shares(1)	Vested Restricted Stock Units(2)	Unvested Restricted Stock Units(3)(4)	Total Equity	Total Value(5)
Michael F. Johnston	0	68,688	6,899	75,587	$1,392,313
Kathleen S. Lane	0	0	9,071	9,071	$167,088
Jeffrey Liaw	0	24,740	6,899	31,639	$582,790
Michael W. Malone	0	0	5,707	5,707	$105,123
Larry S. McWilliams	0	0	13,823	13,823	$254,620
James C. Melville	2,115	0	9,071	11,186	$206,046
James J. O’Connor	3,500	0	9,071	12,571	$231,558
Jacob H. Welch(6)	0	0	9,071	9,071	$167,088

Total	5,615	93,428	69,612	168,655	$3,106,626

1.	Shares acquired in a pro rata distribution by AWI as a result of the Separation (every 2 shares of AWI common stock resulted in 1 Common Share).

2.	Director RSUs that have vested but are not yet acquirable by the director which were granted under the director compensation program of AWI prior to the Separation; amounts were adjusted based on the exchange ratio calculated based on the closing price of AWI’s common stock on April 1, 2016 and the opening price of our Common Shares on April 4, 2016, both as reported on the NYSE. The exchange ratio was 3.70248. Vested units will be acquirable by the director (x) for units granted prior to June 2011, six (6) months following the termination of the director’s service on the Board, and, (y) for units granted during and after June 2011, at the time of the termination of the director’s service on the Board.

3.	Director RSUs granted on April 11, 2016 under the terms of the 2016 Directors Stock Unit Plan. The Director RSUs vest (contingent upon the director’s continued service as of such date) on the earlier of (i) the next annual stockholders meeting following the grant; (ii) the death or total and permanent disability of the director; or (iii) the date of any Change in Control (as defined in the plan). Shares will be issued for vested units within 60 days of (x) the vesting date, or (y), a later deferral date if deferred by the director under the terms of the Plan. Amounts for Ms. Lane and Messrs. McWilliams, Melville, O’Connor and Welch are pro rated to reflect service from March 30, 2016, the date of their appointment to the Board, to June 2, 2017, the date of the Annual Meeting. Amounts for Messrs. Johnston and Liaw are pro rated to reflect service from July 13, 2016, the date on which restricted units which were granted under the director compensation program of AWI vested, to June 2, 2017, the date of the Annual Meeting. The amount reflected for Mr. Malone is pro rated to reflect service from October 1, 2016, the date of his appointment to the Board, to June 2, 2017, the date of the Annual Meeting.

4.	Under the terms of the 2016 Directors Stock Unit Plan, Director RSUs vest on the date of the Company’s annual meeting of stockholders that immediately follows the grant date. The Director RSUs in this column will vest on June 2, 2017 (contingent upon the director’s continued service as of such date).

5.	Represents an amount equal to the sum of the number of Common Shares beneficially owned, plus the number of vested and unvested Director RSUs, as applicable, multiplied by $18.42, which was the closing price of the Company’s Common Shares on the NYSE on March 31, 2017.

6.	Under an agreement with ValueAct Capital, Mr. Welch is deemed to hold the Director RSUs for the benefit of ValueAct Capital Master Fund, L.P. and indirectly for (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P.

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

On April 1, 2016, we became an independent public company as a result of the Separation. One of the potential benefits of the Separation that the AWI board considered in approving the Separation was the opportunity to design and implement compensation programs more appropriate to the goals, objectives and performance of our business on a standalone basis. As part of the implementation planning for the Separation, the AWI Management Development and Compensation Committee, including the current Chair of our Board and the Chair of AFI’s Compensation Committee, worked with an independent Compensation Consultant and members of our senior management team to design and establish compensation plans, goals and objectives appropriate to our company post-separation. This compensation discussion and analysis (“CD&A”) includes a detailed description of our executive compensation programs and philosophy, which are generally applicable to all of our management employees. However, this CD&A focuses primarily on the material components of our executive compensation program that was established as part of implementation planning for the Separation as they apply to our named executive officers (“NEOs”). In order to provide a full-year view of NEO compensation, this CD&A and the related compensation tables include information regarding compensation paid to our NEOs and compensation decisions made by AWI prior to the Separation. Following the Separation, our Board and the Compensation Committee have been responsible for our executive compensation strategy. Effective March 30, 2016, our NEOs were the following officers, and they are our NEOs for 2016:

Donald R. Maier	President and CEO

John “Jay” W. Thompson(1)	Senior Vice President and CFO

Joseph N. Bondi	Senior Vice President, Chief Product Officer

Dominic C. Rice	Senior Vice President, Global Operations and Manufacturing

John C. Bassett	Senior Vice President, Human Resources

David S. Schulz	Former Senior Vice President and Chief Operating Officer
(1)	As previously publicly announced by the Company on April 12, 2017, Mr. Thompson has tendered his resignation from the Company, effective May 8, 2017. For more information, please see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 12, 2017.

EXECUTIVE SUMMARY

Our Business

We are a global leader in the design and manufacture of floors. As of December 31, 2016, we operated 17 plants in three countries and had approximately 4,000 employees worldwide. For more information about our business, please see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on March 6, 2017.

2016 Business Highlights

In 2016, we focused on pursuing the growth opportunities for our business while improving our margins and completing the Separation from our former parent, AWI. Key performance highlights included:

•	Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adj. EBITDA”) of $73 million at the consolidated level were consistent with our full year outlook due in part to favorable input costs, the benefit of higher volume, and lower SG&A spending. Adj. EBITDA improvements were partially offset by lower selling prices, unfavorable mix, and costs associated with the ramp-up of our new Luxury Vinyl Tile (“LVT”) manufacturing operations. See Annex A.

•	Completed the Separation from AWI to create a fully independent, publicly traded company listed on the New York Stock Exchange.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

•	Grew sales 0.4% or 0.9% excluding the impact of currency, marking the first increase in annual sales in three years. See Annex A.

•	Expanded free cash flow (“FCF”) to $17 million of free cash flow, representing a $22 million increase from 2015, primarily due to lower capital expenditures. See Annex A.

•	Successfully executed on the start-up of our new LVT manufacturing operation in Lancaster, PA, including shipments of both residential and commercial products.

•	Re-invigorated our innovation pipeline, including the launch of our new Diamond 10TM Technology on multiple product categories, including LVT and resilient sheet.

•	Grew LVT sales significantly faster than market growth, with meaningful growth in manufactured products with Diamond 10TM Technology, as well as sourced products, such as our products with Rigid Core.

•	Launched new customer support programs with “Elevate” for retailers and “Unite” for distributors to drive alignment between the Company and customers.

•	Ended the full year 2016 with a strong balance sheet and ample financial flexibility with total liquidity of $234 million, including $205 million of availability on the Company’s $225 million senior secured asset-based revolving credit facility.

Executive Compensation Programs

Our executive compensation programs are designed to attract and retain high-caliber talent, reward performance, and closely align the interests of our executives with the interests of our stockholders. We execute this philosophy through the payment of base salaries, cash incentive awards under our Annual Incentive Plan (“AIP”), and grants of a combination of time-based and performance-based restricted stock units (“RSU” and “PSU”, respectively), performance-based restricted stock awards (“PSA”) and stock options under our 2016 Long-Term Incentive Plan (“LTIP”).

To focus our NEOs on delivering both short- and long-term results, a significant amount of their target total direct compensation (“TDC”, composed of base salary, short-term and long-term incentive compensation) mix is dependent upon achieving specified results and is, therefore, “at risk.”

2016 Business Objectives Effecting Compensation Decisions

As AFI emerged from Separation, the strategic plan had two key metrics: EBITDA and FCF. The Compensation Committee designed and implemented compensation programs specifically aligned to these two key metrics. This creates direct alignment between the business objectives and the compensation of the NEOs to drive stockholder return.

2016 Executive Compensation Highlights

During 2016, our Compensation Committee approved our executive compensation philosophy and completed the following key activities, many of which were decided as part of the implementation planning process for the Separation:

•	Established an LTIP to motivate and compensate for the step change that was reflected in the three-year strategic plan of the company to attain EBITDA and FCF targets.

•	To further align the interests of our NEOs best situated to drive those results and the interests of stockholders, approved additional one-time performance-based equity grant equal to two times LTIP target.

•	Approved EBITDA as the performance metric linked to the 2016 Annual Operating Plan against which to measure and reward for annual AIP performance in 2016.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

•	Approved a 2016 EBITDA target equal to our Annual Operating Plan EBITDA of $80 million and established a corresponding payout factor.

•	Approved 2016 AIP payments in line with below target performance during 2016 at 77%

•	Reviewed and approved our peer group.

•	Approved 2016 base salaries in conjunction with analysis provided by Willis Towers Watson reflecting the new role of each NEO upon Separation. Base salaries for our NEOs compared to the competitive market were in aggregate 19% below market median.

The AIP opportunity for NEOs is weighted 100% to AFI EBITDA results. Our 2016 EBITDA performance resulted in a 77% AIP payout factor, 23% below target. NEOs received AIP payouts ranging from 62% to 81% of target based upon individual performance.

The table below summarizes TDC paid or awarded to our NEOs during 2016. TDC for our NEOs compared to the competitive market was in aggregate 26% below market median. This table is not intended to be a substitute for the Summary Compensation Table (‘‘SCT’’) or Grants of Plan-Based Awards Table (‘‘GPBAT’’). Base salary reflects the total salary paid for

2016 which includes salary paid by AWI for January 1, 2016 through March 31, 2016 and salary paid by our company from April 1, 2016 through December 31, 2016. 2016 AIP awards and LTIP awards are reflected in the SCT and GPBAT. LTIP awards represent an incentive for future performance, not current cash compensation, and are “at risk” of forfeiture.

2016 NEO TOTAL DIRECT COMPENSATION

Name	2016 Salary $	2016 Final AIP $	2016 LTIP $ (1)	TDC $
Mr. Maier	594,825	411,900	4,725,000	5,731,725
Mr. Thompson	375,000	164,250	1,293,900	1,833,150
Mr. Bondi	317,969	113,490	742,510	1,173,969
Mr. Rice	287,938	78,390	585,010	951,338
Mr. Bassett	259,500	87,510	189,005	536,015
Mr. Schulz(2)	378,733	218,720	2,152,800	2,750,253
(1)	Amounts represent the aggregate grant date fair value for long-term incentive equity awards granted in 2016, as calculated under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our common stock on the date of the grant. The 2016 LTIP grant for Messrs. Maier, Thompson, Schultz, Bondi and Rice represented an annual grant at target plus a one-time equity grant at two times LTIP target to further align the interest of the NEO’s who are best suited to drive results and the interests of the stockholders
(2)	Mr. Schulz’s position was eliminated in October 2016. Consistent with his separation agreement, he received a pro-rated AIP award for 2016. Mr. Schulz forfeited the 2016 LTIP award as per the terms of the applicable award agreement.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

POLICIES AFFECTING EXECUTIVE COMPENSATION

We also employ specific policies and practices to supplement our compensation philosophy, including:

•	Stock ownership guidelines to ensure NEOs have exposure to changes in our stock price, thereby aligning NEO and long-term stockholder interests;

•	Recoupment policy applicable to short- and long-term incentive awards that enables our Board to exercise discretion and take action to recoup the amount of cash or stock-based awards in the event we are required to prepare an accounting restatement due to a material noncompliance with any financial reporting requirement under the securities laws as a result of fraud, misconduct or gross negligence;

•	Insider trading policy prohibiting derivative transactions in our Common Shares, including: trading in puts, calls, covered calls, or other derivative products involving our securities; prohibiting engaging in any hedging or monetization transaction with respect to our securities; and, prohibiting holding company securities in a margin account or pledging our securities as collateral for a loan;

•	Double trigger vesting of equity grants upon a change in control; and

•	No plans or agreements that provide tax gross-ups to our NEOs under Section 280G of the Code.

Say-on-Pay Vote

Our Compensation Committee and management will consider stockholder input, including the advisory “say-on-pay” vote, as they evaluate the design of executive compensation programs and the specific compensation decisions for each NEO. As a new publicly-traded company as of April 1, 2016, the first say-on-pay vote will be held at the Annual Meeting.

PHILOSOPHY AND OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

Our long-term success and growth depend on highly capable global business leaders with the experience and skills to deliver our strategy in a volatile and changing market environment. Thus, our executive compensation programs are designed to attract, motivate and retain those high-quality leaders. Generally, the same principles that apply to our NEOs also apply to the compensation of our salaried employees. In developing and maintaining our executive compensation program, the Compensation Committee focuses on the following key objectives:

•	Align executive interests with stockholders’ interests to maximize long-term stockholder value;

•	Create a strong link between pay and performance by placing a significant portion of compensation ‘‘at risk’’ based on performance against pre-established goals; and

•	Structure sufficiently competitive compensation packages globally, to enable access to high-quality executives in a highly competitive talent environment.

HOW WE MAKE COMPENSATION DECISIONS

The Compensation Committee is responsible for executive compensation program design and the decision-making process relative to NEOs specifically, and broadly, as these programs apply to other senior leaders and participating employees. The Compensation Committee solicits input from the independent members of the Board, the CEO, other members of management, and its independent compensation consultant to assist it with its responsibilities. The following summarizes the roles of each of the key participants in the executive compensation decision-making process.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Roles of Key Participants

Compensation Committee

•    Sets the philosophy and principles that guide the executive compensation program

•    Oversees the design of our executive compensation programs in the context of our culture, competitive practices, legal and regulatory landscape, and governance trends

•    Reviews and approves short- and long-term incentive compensation design, including performance goals and the reward consequences for delivering above or below target performance

•    Reviews our leadership development programs and succession planning for CEO and senior executives

•    Reviews and approves corporate goals and individual objectives relevant to the compensation of the CEO, evaluates the CEO’s performance relative to those goals and objectives, and recommends CEO compensation to the independent directors based on the evaluation

•    Oversees the evaluation of the other executive officers and establishes their compensation levels in collaboration with the CEO

Independent Members of the Board	• Participates in the performance assessment process for the CEO • Approves CEO compensation decisions, including base salary, AIP, and LTIP Awards

Independent Compensation Consultant

•    Provides analysis, independent advice and recommendations with regard to executive compensation

•    Attends MDCC meetings, as requested, and communicates between meetings with the MDCC Chair

•    Advises the MDCC on market trends, regulatory issues and developments and how they may impact AFI’s executive compensation programs

CEO	• Provides input to the MDCC on senior executive performance and compensation recommendations

Independent Compensation Consultant

In June 2016, the Compensation Committee engaged Willis Towers Watson as its independent consultant on executive compensation matters.

Willis Towers Watson also serves as our Pension Plan Actuary in Canada and typical actuary annual fees paid by us to Willis Towers Watson are approximately $200,000. We also purchase select compensation and HR survey data from the firm. At the request of the Compensation Committee, in addition to providing general executive compensation advice outlined above, Willis Towers Watson performed the following services during 2016:

•	Advised on the design considerations with respect to the 2017 AIP and the 2017 LTIP, to ensure appropriate linkage between short- and long-term performance and pay and performance.

•	Advised the Compensation Committee on the composition of a revised peer group.

•	Advised the Compensation Committee on setting the CEO’s compensation.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The Compensation Committee determined the work of Willis Towers Watson did not raise any conflicts of interest in 2016. In making this assessment, the Compensation Committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act and corresponding rules of NYSE, including the fact that Willis Towers Watson provides limited other services to us, the level of fees received from us as a percentage of Willis Towers Watson’s total revenue, the policies and procedures employed by Willis Towers Watson to prevent conflicts of interest, and whether the individual Willis Towers Watson advisers to the Compensation Committee own any Common Shares or have any business or personal relationships with members of the Compensation Committee or our executive officers.

After considering all of the factors required by the NYSE rules and all other factors relevant to Willis Towers Watson’s independence from management, the Compensation Committee has determined Willis Towers Watson is independent.

Use of Competitive Data

In setting our NEO compensation, the Compensation Committee considers various types of information, including survey data, peer compensation data, tally sheets, wealth accumulation analyses and related benchmark information.

Annual Compensation Benchmarking

Annually, the Compensation Committee reviews all components of NEO compensation versus competitive market data.

In general, we target NEO pay to be at or near the 50th percentile of the competitive market, but we may deviate from this target due to an individual’s performance or tenure in his current position, internal equity with peers situated at similar levels, and to attract the required level of global business knowledge and leadership needed to achieve our strategic objectives.

The principal sources of market data combined as competitive market include:

•	Survey data (all NEOs), including surveys by AonHewitt and Willis Towers Watson (“Market”)

•	Peer Group data (CEO and CFO) (“Peer Group”)

Peer Group

The Compensation Committee uses compensation data compiled from a group of peer companies based on a number of pre-established criteria including:

•	Business model comparability;

•	Company size measured by revenues (one half to two times AFI revenue);

•	Market capitalization;

•	Global presence; and

•	Competition for executive talent and investor capital.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

During 2016, the Compensation Committee conducted an in-depth review of the Peer Group, and based on the above selection criteria approved the Peer Group which consists of 18 manufacturing companies in the building and construction industries and is reflected below:

American Woodmark Corp	Installed Building Products, Inc.
Apogee Enterprises, Inc.	Interface, Inc.
Armstrong World Industries	Louisiana-Pacific Corp.
Bluelinx Holdings Inc.	Masonite International Corporation
Eagle Materials, Inc.	NCI Building Systems, Inc.
Gibraltar Industries, Inc.	Patrick Industries Inc.
GMS Inc.	Ply Gem Holdings, Inc.
Griffon Corporation	Quanex Building Products Corporation
Headwaters Incorporated	Simpson Manufacturing, Inc.

Tally Sheets and Wealth Accumulation Analyses

In addition to the Peer Group, the Compensation Committee uses tally sheets and wealth accumulation analyses when evaluating compensation-related decisions for each NEO.

Tally sheets provide historic information on each executive’s equity and non-equity compensation, and other compensation such as potential payments upon termination of employment. Wealth accumulation analysis assesses the total AFI-specific wealth that could be earned by each NEO given certain stock price assumptions. The analysis includes the replacement of previously outstanding awards of RSUs, PSUs and stock options granted under various AWI stock incentive plans prior to the Separation with similar AFI awards.

Upon completion of the Separation, our NEO’s received replacement AFI RSU, PSU and stock option awards in respect of their outstanding AWI RSU, PSU and stock option awards. These replacement awards are in respect of AFI common stock and are otherwise generally subject to the same terms and conditions that applied to the AWI RSU, PSU and stock option awards prior to the distribution, as modified to reflect the Separation.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

ELEMENTS, CHARACTERISTICS & OBJECTIVES OF OUR EXECUTIVE COMPENSATION

Elements, Objectives and Key 2016 NEO Actions

Type	Compensation Elements	Objectives	Key 2016 NEO Actions
Performance-Based	Long-Term Incentive (LTIP)

•    Promotes long-term value creation for stockholders and fosters retention by rewarding execution and achievement of goals linked to longer term strategic initiatives

•    Actual value realized is based on our performance over a 3-year time frame

•    Target opportunity generally set at Peer Group and/or market median

•    Different equity vehicles may be used based on need:

○       PSA/PSUs: Provide alignment with stockholders based on long term financial and/or TSR goals

○      RSUs: Foster retention over a multi-year period

NEOs received annual long-term incentive grant with values ranging from 65% to 250% of base salary. In addition, Messrs. Maier, Thompson, Schultz, Bondi and Rice were granted additional PSAs with values ranging from 130% to 500% of base salary representing an additional one-time grant equal to two times annual target to further align the interest of the NEO’s who are best suited to drive results and the interests of the stockholders.

2016 LTIP grant was 100% PSA/ PSUs

Annual Incentive (AIP)

•    Provides an annual incentive opportunity for achieving financial results based on goals linked to annual operating plan

•    Drives EBITDA performance

•    Award tied to company and individual performance including leadership behaviors

•    Target opportunity generally set at Peer Group and/or market median

• NEOs received AIP payments ranging from 62% to 81% of target
Base Salary

•    Provides reasonable and market competitive fixed pay reflective of an executive’s role, scope of responsibility and individual performance

•    Generally the targeted position is set at Peer Group and/or market median

•    Each NEO, in connection with his new position with AFI, received an increase effective April 1, 2016 with the exception of Mr. Thompson

•    Mr. Thompson was hired August 2015 with the intent that he would be our CFO

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Type	Compensation Elements	Objectives	Key 2016 NEO Actions
Fixed	Benefits

•    Standard range of health, welfare, and retirement benefits generally similar to those provided to other salaried employees, except that executive officers:

○      are eligible to receive enhanced company-paid long-term disability benefits;

○       are eligible for nonqualified retirement savings benefits.

Limited Perquisites

•    Very limited perquisites or personal benefits

•    Personal financial counseling at a cost generally less than $4,500 per NEO

•    Executive physicals at a cost typically less than $5,000 per NEO

•    From time to time, executives may be reimbursed for costs related to relocation or commuting in accordance with policy

Alignment of Compensation Elements and Objectives

The following table illustrates how our executive compensation elements align with our compensation objectives:

Executive Compensation Element	Attract Talented Employees	Align Management and Stockholder Interests	Pay for Performance	Retain Management
Base Salary	✓			✓
Annual Incentive Plan	✓	✓	✓	✓
Long-Term Incentive Plan	✓	✓	✓	✓

2016 COMPENSATION DESIGN AND OUTCOMES

Base Salary

The Compensation Committee’s decisions on 2016 base salaries were largely driven by the competitiveness of each NEO’s base salary compared to the market. Increases were effective April 1, 2016. The Compensation Committee conducted an in depth review of base salaries in connection with our NEOs’ new roles following the Separation including benchmarking analysis conducted by Willis Towers Watson relative to our Peer Group. Base salaries for our NEOs compared to the competitive market were in aggregate 19% below market median. The table below represents the base salary rate as of December 31, 2016. This information differs from the SCT, which reflects the total base salary received for the year.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Name	2015 Annual Salary(1)	2016 Annual Salary(1)	Change in Base Salary
Mr. Maier(2)	489,300	630,000	29%
Mr. Thompson(3)	375,000	375,000	0%
Mr. Bondi(4)	281,875	330,000	17%
Mr. Rice(5)	251,750	300,000	19%
Mr. Bassett(6)	228,000	270,000	18%
Mr. Schulz(7)	478,400	478,400	0%

1)	Amounts for 2015 represent AWI salary.
2)	Mr. Maier became President and CEO on March 30, 2016. Prior to March, Mr. Maier served as AWI’s Executive Vice President and CEO, Armstrong Flooring Products.
3)	Mr. Thompson was hired August 17, 2015 as AWI’s CFO, Armstrong Flooring Products. Effective March 30, 2016, Mr. Thompson became Senior Vice President and CFO.
4)	Mr. Bondi, served as Senior Vice President and North American Residential from March 30, 2016, and now serves as Senior Vice President, Chief Product Officer effective March 6, 2017. Mr. Bondi joined AWI in May 2014 as AWI’s Vice President of Armstrong Residential Flooring, North America.
5)	Mr. Rice, served as Senior Vice President and North American Commercial from March 30, 2016, and now serves as Senior Vice President, Global Operations and Manufacturing effective March 6, 2017. Since May 2010, Mr. Rice served as AWI’s Vice President of Commercial Flooring.
6)	Mr. Bassett served as AWI’s Vice President, Human Resources since 2014 before becoming Senior Vice President, Human Resources on March 30, 2016.
7)	Mr. Schulz served as our Senior Vice President and Chief Operating Officer from March 30, 2016 through October 15, 2016, when his position with the Company was eliminated. Since November 16, 2013, Mr. Schulz served as AWI’s Senior Vice President and CFO.

Compensation Mix

To facilitate the link between NEO pay and company performance, a significant amount of TDC is performance-based and “at risk.”

78% of our CEO’s target TDC and 57% of the average target TDC of our other NEOs is performance-based and “at risk.”

Annual Incentive Plan

AIP awards provide an annual incentive opportunity for achieving financial results based on performance goals tied to our annual operating plan and individual performance.

Each NEO’s target AIP opportunity (expressed as a percent of base salary) is based on role responsibility, alignment with similar positions internally and external competitive market. Actual payout will vary with actual business performance relative to performance targets and individual performance.

AIP awards were determined based on the following formula, measures and weightings. The Compensation Committee approves these factors at the beginning of each fiscal year. Additional details follow below the table.

2016 AIP Design

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

2016 Target AIP Opportunity

2016 Target AIP opportunity (expressed as a percentage of base salary) for NEOs was as set forth in the table below.

Name	Target AIP % Opportunity	Target AIP $
Mr. Maier(1)	100%	489,300
Mr. Thompson	60%	225,000
Mr. Bondi(2)	50%	140,938
Mr. Rice(3)	45%	113,288
Mr. Bassett(4)	45%	102,600
Mr. Schulz	75%	358,800

1)	Effective April 1, 2016, Mr. Maier’s AIP target increased from 75% to 100% as a result of his assignment to CEO and President.
2)	Effective April 1, 2016, Mr. Bondi’s AIP target increased from 45% to 50% as a result of his assignment to SVP and North America Residential.
3)	Effective April 1, 2016, Mr. Rice’s AIP target increased from 40% to 45% as a result of his assignment to SVP and Commercial.
4)	Effective April 1, 2016, Mr. Bassett’s AIP target increased from 30% to 45% as a result of his assignment to SVP HR.

2016 AIP Performance Metrics and Weighting

The Compensation Committee selected EBITDA as the 2016 AIP performance metric. The Compensation Committee determined that EBITDA aligned to key elements of our 2016 operating plan and financial plans and is an appropriate measure of operating performance (pre-financing and pre-tax).

In establishing AIP performance and payout ranges for AFI, the Compensation Committee considered a number of factors including:

•	The amount of year-over-year improvement in EBITDA required to achieve target performance

•	The degree of difficulty and probability of achieving the various EBITDA performance targets

•	The percent of incremental EBITDA to be split between participants and stockholders

The Compensation Committee has the authority to exercise discretion to reduce AIP amounts earned based on subjective evaluation of quality of earnings and individual performance.

Individual Performance

The Board and the Compensation Committee consider individual performance when finalizing AIP awards for the CEO and other NEOs and make appropriate adjustments based on individual performance. No AIP Award for our NEOs may exceed the maximum level based on EBITDA performance.

2016 Final Performance and Payout Factors

Our 2016 EBITDA performance resulted in a 77% AIP payout factor. Further details are shown in the table below:

	Attainment
	80%	100%	120%	Result
EBITDA ($M)	64	80	96	73
Payout %	50%	100%	200%	77%

2016 Final AIP Awards

The Compensation Committee determined the final 2016 AIP payouts by multiplying each NEO’s target AIP amount by the final weighted payout factors, as outlined below. The Compensation Committee approved a final payout factor of 77%. Individual payout factors were modified taking into consideration performance versus budget, contribution to the successful execution of the Separation and other aspects of individual performance.

Name	Target AIP $	Payout Factor	Individual Performance	2016 AIP Award $
Mr. Maier(1)	564,240	77%	95%	411,900
Mr. Thompson(1)	225,000	77%	95%	164,250
Mr. Bondi(1)	155,460	77%	95%	113,490
Mr. Rice(1)	126,420	77%	80%	78,390
Mr. Bassett(1)	108,230	77%	105%	87,510
Mr. Schulz(2)	284,050	77%	100%	218,720

1)	The 2016 AIP Award for Messrs. Maier, Thompson, Bondi and Rice were modified to take into consideration business performance to operating plan and individual performance. Mr. Bassett’s AIP Award was modified in consideration of his role in the successful Separation.

2)	Mr. Schulz’s position was eliminated in October 2016. Consistent with his severance arrangement, his AIP award was prorated to reflect his service during 2016.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Long Term Incentive Plan

The goal of the LTIP is to provide equity-based long-term incentive awards that link management interests to stockholder returns and focus management on our long-term performance.

In determining long-term incentive award opportunities for the CEO and other NEOs, the Board and the Compensation Committee generally consider a number of factors, including competitive market, internal equity, and cost (dilution and accounting cost) and also take into consideration wealth accumulation analyses.

LTIP awards for a given year are typically made two business days following the release of our prior fiscal year’s fourth quarter and full year financial results. This allows sufficient time for the market to absorb the announcement of earnings and current year performance guidance.

In 2016, our LTI awards for NEOs were 100% performance-based consisting of performance-based restricted stock awards or units (PSA/PSU).

2016 Target LTIP

The Compensation Committee annually determines LTIP target opportunity (expressed as a percent of base salary) based on role responsibility, alignment with similar positions internally, and external competitive market, as well as a review of tally sheets and wealth accumulation analyses.

The respective target percentages for LTIP grants to our NEO’s in 2016 and the resulting grant date fair value are as set forth in the table below. The 2016 LTIP grant for Messrs. Maier, Thompson, Schultz, Bondi and Rice represented an annual grant at target plus a one-time grant at two times LTIP target to drive results and alignment with the interests of the stockholders in management-driven step-change performance.

Name	LTIP Target as % of Base Salary	Additional one-time Grant as a % of Base Salary	Total 2016 LTIP Grant as % of Base Salary	2016 LTIP Grant Date Fair Value $(1)
Mr. Maier	250%	500%	750%	4,725,000
Mr. Thompson	115%	230%	345%	1,293,900
Mr. Bondi	75%	150%	225%	742,510
Mr. Rice	65%	130%	195%	585,010
Mr. Bassett	70%	0%	70%	189,005
Mr. Schulz	150%	300%	450%	2,152,800

(1)	Amounts represent the grant date fair value for the LTI equity award granted in April 2016, as calculated under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our common shares ($13.51) on the date of the grant (April 11, 2016).

Performance-based Awards

In 2016, the Compensation Committee established EBITDA and FCF as the primary financial measures for the 2016 – 2018 performance-based awards. The equity awards consists of differentiated awards based on two leadership tiers, with PSAs granted to Messrs. Maier, Thompson, Schultz, Bondi and Rice, and PSUs grants to Mr. Bassett.

For Messrs. Maier, Thompson, Schultz, Bondi and Rice vesting is based on the achievement of certain EBITDA targets (75% of the award), FCF (25% of the award), and absolute total stockholder return targets (“Absolute TSR” – a modifier). The PSAs have a one-year, post-vesting holding period for any PSAs that vest above target, such that the vested above-target PSAs will not be available to be sold until the one-year anniversary following the vesting date of the PSAs, subject to limited exceptions.

Mr. Bassett received PSUs that vest based on the achievement of certain EBITDA targets (75% of the award) and FCF (25% of the award).

The Committee believes that the tiered approach measured on EBITDA, FCF and Absolute TSR creates the desired focus on generating total stockholder return and directly aligns management’s interests with those of our stockholders during the three-year performance period.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The 2016 LTIP awards to Messrs. Maier, Thompson, Schulz, Bondi and Rice represented an annual grant at target, plus a one-time grant at two times LTIP target to drive results and the interests of the stockholders over the next three years. The 2016 LTI awards to these NEOs were intended to provide them with a compensation opportunity appropriate to their new positions and a significant incentive to focus on long-term stockholder value creation through the execution on our strategic plan. The additional incentive was intended to strongly align their interests with the interests of stockholders over the three-year performance period, consistent with the strategic plan. The Compensation Committee expects that any LTI incentive awards made to these NEOs in 2017 and 2018 will be sized such that their TDC opportunity over the performance period will approximate market median for total direct compensation opportunity.

After the end of the performance period, each NEO who received PSAs (Messrs. Maier, Thompson, Schulz, Bondi and Rice) will be eligible to vest in a number of PSAs (from 0 to 200% of the target PSAs) based on the AFI’s cumulative EBITDA and cumulative FCF performance over the performance period, and a modifier will be applied to adjust the award vesting by 50% to 150%, based on Absolute TSR performance. The maximum vesting will be 300% of the target award. The PSAs have a one-year, post-vesting holding period for any PSAs that vest above target, such that the vested above-target PSAs will not be available to be sold until the one-year anniversary following the vesting date of the PSAs, subject to limited exceptions.

After the end of the performance period, Mr. Bassett will be eligible to vest in a number of PSUs (from 0 to 200% of the target PSUs) based on AFI’s cumulative EBITDA and cumulative FCF performance over the performance period.

Cumulative EBITDA accounts for 75% of the target award. Cumulative EBITDA is defined as (i) operating income, plus (ii) depreciation and amortization, plus (iii) non-cash pension expense.

	Performance to Target	Payout Opportunity
Threshold	80%	50%
Target	100%	100%
Maximum	150%	200%

Cumulative FCF accounts for 25% of the target award. Cumulative FCF is defined as cash flow from operations, less cash used in investing activities.

	Performance to Target	Payout Opportunity
Threshold	2.127%	50%
Target	100%	100%
Maximum	291.489%	200%

For PSAs, Absolute TSR is used as a modifier to determine the final amount that vests based on performance. TSR tracks the appreciation in share price of our Common Shares, including dividends, and is annualized for the performance period. The ending share price for the Absolute TSR calculation will be based on the volume weighted average closing price of our stock for the highest consecutive 30 trading days in the 60 trading day period beginning with and immediately following January 2, 2019. The starting share price is based on the volume weighted average closing price of our stock for the 30 trading days immediately following April 1, 2016.

	Performance to Target	Payout Opportunity
Threshold	66.66%	50%
Target	100%	100%
Maximum	250%	150%

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

ADDITIONAL INFORMATION REGARDING OUR COMPENSATION PROGRAMS

Qualified and Non-qualified Defined Benefit Pension Plans

Messrs. Bassett and Rice participate in our qualified defined benefit pension plan, the Retirement Income Plan (“RIP”), which is a successor to AWI’s qualified retirement plan. No other NEO participates in the RIP. AWI’s retirement plan was closed to newly hired employees of AWI after January 1, 2005. Mr. Bassett’s benefit from the AWI retirement plan was frozen effective February 28, 2006.

Qualified Defined Contribution Savings Plan and Non-qualified Deferred Compensation Plan

For salaried employees who do not participate in the RIP or who are otherwise not accruing benefits under the RIP, we provide a 401(k) plan match of 100% on the first 4% of employee contributions and a 50% match on the next 4% of employee contributions. For salaried employees who participate in the RIP and are accruing benefits under the RIP, we provide a 401(k) plan match of 50% on the first 6% of employee contributions. All NEOs are eligible to participate in the 401(k) plan.

We offer an unfunded, nonqualified deferred compensation plan, the Nonqualified Deferred Compensation Plan (“NQDCP”). This plan restores company contributions that would be lost due to Internal Revenue Code limits on compensation and contributions under the 401(k) plan and allows participants to voluntarily elect to defer a portion of base salary and AIP until a future date. Participants receive a company match identical to the 401(k) plan company match up to a maximum contribution of 6% of eligible earnings. All NEOs not participating in or accruing a benefit under the RIP are eligible to participate in this plan.

Change in Control Agreements and Severance Pay Plan for Executive Employees

Effective September 1, 2016, we entered into double-trigger Change in Control Severance Agreements (the “CIC Agreements”) with our NEOs. Mr. Maier’s prior change in control severance agreement with AWI, which was assumed by AFI in connection with the Separation, was terminated and replaced with the new AFI CIC Agreement.

None of the CIC agreements provide for tax gross-ups under Sections 280G and 4999 of the Code. For more information regarding our NEO CIC Agreements, please refer to “CIC Agreements” below.

We adopted the Severance Pay Plan for Executive Employees of Armstrong Flooring, Inc., effective September 1, 2016, which replaced the AWI severance plan. The Severance Pay Plan provides for severance pay in situations other than a change in control. Each of the NEOs is covered by the Severance Pay Plan. For more information regarding our Severance Pay Plan, please refer to “Involuntary Termination without Cause in the absence of CIC” below.

Stock Ownership Guidelines

The Compensation Committee instituted stock ownership guidelines for our NEOs in November 2016 in an effort to ensure that our NEOs have significant long-term value creation tied to stock price appreciation. Ownership requirements and progress toward their achievement are reviewed annually as part of the compensation planning process. A significant percentage of each NEO’s compensation is directly linked to our stock price appreciation.

The stock ownership guidelines for our NEOs are calculated as a fixed number of shares using a required ownership multiple, the NEOs annualized base salary as of a fixed date, and the stock price as of a fixed date. The required ownership multiple is five times annual base pay for our CEO and three times annual base pay for our other NEOs.

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Shares may be counted toward the policy’s ownership guidelines whether held directly by the NEO or owned jointly, provided shares are vested. For stock options, the fair market value of our stock must exceed the exercise price (“in-the-money” options). We include vested, unexercised, “in-the-money” stock options in the calculation.

The NEOs are required to retain 100% of net shares acquired upon future vesting or exercise of equity awards until the ownership guidelines are met.

The Compensation Committee last reviewed our NEOs’ progress toward meeting the ownership requirements in November 2016. As of the date of the review, Mr. Maier had met the requirement. Messrs. Thompson, Bondi, Rice and Bassett are expected to retain 100% of net shares acquired upon future vesting or exercise of equity awards until the ownership guidelines are met.

Recoupment Policy

In order to further align management’s interests with the interests of stockholders and support good governance practices, the Board adopted the Armstrong Flooring, Inc. Recoupment Policy (the “Clawback Policy”) on March 3, 2017. Pursuant to the Clawback Policy, in the event of a material restatement of our financial results, the Board, the Compensation Committee or another Board committee may, to the extent permitted by applicable law and as the Board or a committee may in its sole discretion deem appropriate and in the best interests of the Company, seek the recoupment or forfeiture of any incentive-based compensation paid or awarded to current and former executive officers and any other officer who engaged in fraud, negligence or other misconduct that resulted in the restatement in excess of the amount that would have been paid or awarded to the officer under the restated financial statements. The Clawback Policy includes a look-back period of three years preceding the payment or award, as applicable, of the incentive compensation unless the restatement resulted from fraud or misconduct by the officer, in which case the three-year look back limitation would not apply.

To the extent that in the future the SEC adopts rules for clawback policies that require changes to our policy, we will revise our policy, if appropriate.

Prohibition on Hedging and Derivative Trading

All members of our Board and senior management, including our NEOs and certain other employees, are required to clear any transaction involving our securities with our General Counsel prior to entering into such transaction.

By policy, we prohibit derivative transactions in our securities, including:

•	Trading in puts, calls, covered calls, or other derivative products involving our securities;

•	Engaging in any hedging or monetization transaction with respect to our securities; and

•	Holding company securities in a margin account or pledging our securities as collateral for a loan.

We permit senior management to utilize stock trading plans that comply with Rule 10b5-1 of the Exchange Act. All such plans are subject to our pre-approval, and the ability to enter into such plans remains subject to prohibitions on trading while in possession of material non-public information.

Assessment of Risk

We monitor the risks associated with our compensation program on an ongoing basis. In 2016, it was the assessment of the Compensation Committee, with the assistance of Willis Towers Watson and management, that our compensation programs are designed and administered with an appropriate balance of risk and reward and, by their design, do not encourage executives to take unnecessary, excessive, or inappropriate risks and do not

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

create risks reasonably likely to have a material adverse effect on the Company. In arriving at this determination, the Compensation Committee considered the following with respect to our compensation programs:

•	Whether the underlying pay philosophy, Peer Group and market positioning to support business objectives were appropriate.

•	Effective balance in:

•	Cash and equity mix;

•	Short- and long-term performance focus, with performance goals tied to profitability and absolute stock price performance;

•	Use of multiple performance metrics in the annual and long-term incentive plans;

•	Performance objectives are established using a reasonable probability of achievement; and

•	Long-term incentive plan is tied to operating performance over a multi-year performance period.

•	The Compensation Committee’s ability to exercise discretion to reduce AIP amounts earned based on subjective evaluation of quality of earnings and individual performance.

•	The presence of meaningful risk mitigation policies, such as stock ownership guidelines, claw-back provisions, and independent Compensation Committee oversight; and prohibitions on hedging against and pledging of our common shares.

Tax Deductibility of Compensation

The Code imposes a $1 million limit on the amount a public company may deduct for compensation paid to the company’s CEO or any of the company’s three other most highly compensated executive officers (other than the CFO) who are employed as of the end of the year.

This limitation does not apply to compensation that meets the tax code requirements for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareowners).

The Compensation Committee retains discretion to determine whether to structure our annual and long-term incentive compensation plans for our NEOs to provide for the tax deductibility of the payments as “qualifying performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Compensation Committee considers both tax and accounting treatment in establishing our compensation program. The Compensation Committee retains discretion to authorize compensation arrangements that are not fully tax deductible in any circumstance as it deems appropriate, as, for example, to attract and retain global business leaders who can drive financial and strategic growth objectives that maximize long-term stockholder value.

COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Management Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Management Development and Compensation Committee

Michael F. Johnston (Chair)

James C. Melville

James J. O’Connor

Jacob H. Welch

This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor incorporated by reference into any future SEC filing under the Securities Act of 1933 or the Exchange Act, except to the extent that we specifically incorporate it by reference therein.

2016 SUMMARY COMPENSATION TABLE

The table below sets forth the total compensation for our NEOs during fiscal 2016. The amounts paid and compensation granted in 2014 and 2015, and during the period in 2016 before Separation, were paid or provided by AWI.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings (5) ($)	All Other Compensation (6) ($)	Total ($)
Mr. Maier	2016	594,825	-	4,725,000	-	411,900	-	150,969	5,882,694
President and CEO	2015	485,725	-	855,000	-	670,310	-	144,470	2,155,505
	2014	428,466	68,710	335,200	502,800	188,790	-	140,427	1,664,393
Mr. Thompson	2016	375,000	-	1,293,900	-	164,250	-	31,194	1,864,344
Senior Vice President and CFO	2015	140,625	160,000	150,000	-	168,750	-	114,019	733,394
Mr. Bondi	2016	317,969	60,000	742,510	-	113,490	-	19,522	1,253,491
Senior Vice President, Chief Product Officer	2015	280,156	-	151,300	-	277,370	-	30,658	739,484
	2014	170,833	50,000	220,500	90,750	17,690	-	9,469	559,242
Mr. Rice	2016	287,938	-	585,010	-	78,390	459,669	34,597	1,445,604
Senior Vice President, Global Operations and Manufacturing	2015	250,063	-	134,816	-	220,060	25,839	12,442	643,220
	2014	236,801	-	35,285	52,937	20,830	232,628	12,241	590,722

Mr. Bassett	2016	259,500	237,900	189,005	-	87,510	12,060	19,033	805,008
Senior Vice President, Human Resources	2015	225,297	-	86,910	-	121,770	-	16,806	450,783
	2014	215,865	-	33,938	50,896	56,110	62,873	15,062	434,744
Mr. Schulz(7)	2016	378,733	956,800	2,152,800	-	218,720	-	1,304,875	5,011,928
Senior Vice President & COO	2015	473,800	-	690,000	-	518,820	-	52,153	1,734,773
	2014	435,367	-	208,000	312,000	248,160	-	40,678	1,244,205

(1) The amounts for 2016 reflect salary paid by AWI for January 1, 2016 through March 31, 2016 and salary paid by AFI from April 1, 2016 through December 31, 2016.

(2) The amounts reflect retention award payments. Mr. Bondi entered into a retention agreement with AWI on September 2014, if retained through March 2016, he would receive $60,000. Mr. Bassett entered into a retention agreement with AWI on September 2014, providing that if retained through February 2016, he would receive $75,000. Messrs. Bassett and Schultz entered into individual retention agreements with AWI on February 2015, providing that if retained through Separation, Messrs. Bassett and Schultz would receive $162,900 and $956,800, respectively. These AWI agreements were assumed by AFI in connection with the Separation.

(3) The amounts reflect the aggregate grant date fair value of stock and option awards granted in the fiscal year, computed in accordance with Financial Accounting Standard Board’s Accounting Standards Codification Topic 718. The maximum payouts for the 2016 LTIP awards are as follows: $14,175,000 for Mr. Maier, $3,881,700 for Mr. Thompson, $2,227,530 for Mr. Bondi, $1,755,030 for Mr. Rice and $6,458,400 for Mr. Schulz (the foregoing maximums are 300% of target), and $378,010 for Mr. Bassett (200% of target).

(4) The amounts disclosed are the awards paid under the AIP (or AWI’s annual incentive plan, as applicable) for the year earned.

(5) Mr. Bassett’s pension value declined by 16,497 in 2015

(6) The amounts shown in the “All Other Compensation” column include: (i) company matching contribution to the AFI Savings and Investment 401(k) plan, the NQDCP and before Separation, the AWI 401(k) plan and AWI nonqualified deferred compensation plan; (ii) premiums for long-term disability insurance; (iii) relocation expenses; (iv) personal benefits (“perquisites”) consisting of medical examinations and financial planning expense reimbursements to the extent the total perquisite value is $10,000 or greater per individual, and (v) the cash severance benefits for Mr. Schulz as described in footnote 5 above. For each NEO, the total value of all perquisites did not reach $10,000, and is not included in the amount shown.

(7) Mr. Schulz served as Senior Vice President and CFO for AWI before the Separation. Mr. Schulz served as our Senior Vice President & COO from March 30, 2016 through October 15, 2016 when his position with AFI was eliminated. Pursuant to his Severance Agreement with AWI, which AFI assumed in connection with the Separation, Mr. Schulz was entitled to receive (i) cash severance benefits equal to 1.5 times the sum of his current annual base salary of $478,400 plus his target AIP as a percentage of salary (75%) and (ii) a pro-rated AIP for the 2016 year. As a condition to receiving the severance benefits, Mr. Schulz executed a release of claims. The cash severance benefits are provided in the “All Other Compensation” column. The pro-rated AIP payment is included in the “Non-Equity Incentive Plan Compensation” column. Mr. Schulz’ outstanding equity grants were governed by the terms of the applicable award agreements.

The following table provides the detail for the amounts reported in the All Other Compensation for 2016 for each NEO:

Name	Perquisites and Other Benefits ($)	Company Match Savings Plan Contributions ($)	Executive Long- Term Disability ($)	Relocation(a) ($)	Cash Severance(b) ($)	Vacation Termination(c) ($)	Tax Equalization(d) ($)	Total ($)
Mr. Maier	0	80,408	0	70,561	0	0	0	150,969
Mr. Thompson	0	28,500	2,694	0	0	0	0	31,194
Mr. Bondi	0	16,597	0	2,925	0	0	0	19,522
Mr. Rice	0	6,763	2,293	0	0	0	25,541	34,597
Mr. Bassett	0	19,033	0	0	0	0	0	19,033
Mr. Schulz	0	40,353	0	0	1,255,800	8,722	0	1,304,875

(a)	Mr. Maier was provided relocation assistance and commuting expense assistance to cover housing, car lease and flight travel as outlined in the AWI SEC form 8-K filing on August 22, 2014. The commuting expense assistance ended on August 2016. Mr. Bondi received a monthly lump sum payment to cover housing through March 31, 2016.
(b)	Mr. Schulz was entitled to receive cash severance benefits equal to (i) 1.5 times the sum of his current annual base salary of $478,400 plus his target AIP as a percentage of salary (75%.)
(c)	Accrued and unpaid vacation pay, representing the value in accordance with company policy.
(d)	Mr. Rice was originally hired by AWI’s Australian subsidiary (hired on July 1, 1981) and participated in a Superannuation (defined contribution) plan. All contributions to the scheme were provided by AWI. After moving to the United States, Mr. Rice remained a beneficiary of the Superannuation plan, but is no longer credited with employer contributions. A portion of Mr. Rice’s Superannuation benefit is subject to US taxes under Section 402(b) of the Internal Revenue Code. AFI reimburses Mr. Rice for the amount of U.S. tax paid on the Australia Superannuation account and provides tax assistance on such reimbursement. Mr. Rice received reimbursement of $25,541 during 2016 representing assistance for the 2013, 2014 and 2015 tax years.

GRANTS OF PLAN-BASED AWARDS

The table below shows information on AIP awards and PSA/ PSUs granted to each of the Company’s NEOs in 2016. There is no assurance that the grant date fair value of stock awards will be realized by the executive. The table below does not include equity awards that were previously granted to NEOs by AWI and were converted to awards with respect to AFI stock in the Separation.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- Lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Name		Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Maier	(1)	N/A	282,120	564,240	1,128,480
	(2)	4/11/2016				87,435	349,741	1,049,223				4,725,000
Mr. Thompson	(1)	N/A	112,500	225,000	450,000
	(2)	4/11/2016				23,944	95,774	287,322				1,293,900
Mr. Bondi	(1)	N/A	77,730	155,460	310,920
	(2)	4/11/2016				13,740	54,960	164,880				742,510
Mr. Rice	(1)	N/A	63,210	126,420	252,840
	(2)	4/11/2016				10,826	43,302	129,906				585,010
Mr. Bassett	(1)	N/A	54,115	108,230	216,460
	(2)	4/11/2016				6,995	13,990	27,980				189,005
Mr. Schulz	(1)	N/A	142,025	284,050	568,100
	(2)	4/11/2016				39,837	159,349	478,047				2,152,800

(1) The amounts shown represent the 2016 AIP target opportunity for each NEO. The actual AIP payouts approved by the Committee on February 23, 2016 are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. (2) In 2016, our LTI program for our NEOs consisted of 100% PSA/PSUs. The PSA/PSUs have a 3-year performance period. Vesting for Messrs. Maier, Thompson, Schulz, Bondi and Rice is based on the achievement of applicable performance targets relative to (1) cumulative FCF performance (25% weight) and (2) cumulative EBITDA performance

(75% weight) during the performance period (April 1, 2016 to December 31, 2018), with a modifier based on Absolute TSR (maximum payout of 300% of target). The PSAs have a one-year, post-vesting holding period for any PSAs that vest above target, such that the vested above-target PSAs will not be available to be sold until the one-year anniversary following the vesting date of the PSAs, subject to limited exceptions. Vesting for Mr. Bassett is based on the achievement of applicable performance targets relative to (1) cumulative FCF performance (25% weight) and (2) cumulative EBITDA performance (75% weight) during the performance period (April 1, 2016 to December 31, 2018) (maximum payout of 200% of target).

(3) Amounts represent the aggregate grant date fair value for long-term incentive equity awards granted in 2016, as calculated under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our common stock on the date of the grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The table below shows the number of shares covered by exercisable and unexerciseable stock options and unvested RSUs and PSA/PSUs held by the NEOs of December 30, 2016. Market or payout values in the table below are based on the closing price of Common Stock as of that date, $19.91. The table below includes equity awards that were previously granted to NEOs by AWI and were converted to awards with respect to AFI stock in the Separation.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plans Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plans Awards Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)
		Exercisable	Unexercisable
Mr. Maier	3/2/2011	29,970			9.61	03/02/21
	11/1/2011	22,313			8.96	11/01/21
	2/28/2012	83,639			11.67	02/28/22
	2/20/2013	61,685			13.98	02/20/23
	2/25/2014	36,760	18,382	(1)	14.55	02/25/24
	9/26/2014	12,092	6,051	(1)	15.27	09/26/24
	9/26/2014						5,765	(2)	114,781
	2/24/2015						37,935	(1)	755,286
	4/11/2016									349,741	(3)	6,963,343
Mr. Thompson	8/24/2015						6,917	(1)	137,717
	4/11/2016									95,774	(3)	1,906,860
Mr. Bondi	5/19/2014	9,348	4,678	(1)	14.15	05/19/24
	12/11/2014						2,929	(4)	58,316
	2/24/2015						6,716	(1)	133,716
	4/11/2016									54,960	(3)	1,094,254
Mr. Rice	2/28/2012	10,442			11.67	02/28/22
	2/20/2013	8,812			13.98	02/20/23
	2/25/2014	5,246	2,626	(1)	14.55	2/25/2024
	12/11/2014						3,203	(4)	63,772
	2/24/2015						5,983	(1)	119,122
	4/11/2016									43,302	(3)	862,143
Mr. Bassett	3/2/2011	4,095			9.61	03/02/21
	2/28/2012	7,194			11.67	02/28/22
	2/20/2013	8,720			13.98	02/20/23
	2/25/2014	5,042	2,526	(1)	14.55	02/25/24
	2/24/2015						3,858	(1)	76,813
	4/11/2016									13,990	(3)	278,541
Mr. Schulz	6/1/2011	16,559			11.00	04/07/17
	2/28/2012	15,874			11.67	04/07/17
	2/20/2013	13,337			13.98	04/07/17
	2/25/2014	30,932			14.55	04/07/17

(1) Grant will vest in three equal installments one, two and three years from the date of grant.

(2) Grant will vest in three years from the date of grant.

(3) The PSA/PSUs have a 3-year performance period. Vesting for Messrs. Maier, Thompson, Schulz, Bondi and Rice is based on the achievement of applicable performance targets relative to (1) cumulative FCF performance (25% weight) and (2) cumulative EBITDA performance (75% weight) during the performance period (April 1, 2016 to December 31, 2018), with a modifier based on Absolute TSR (maximum payout of 300% of target). The PSAs have a one-year, post-vesting holding period for any PSAs that vest above target, such that the vested above-target PSAs will not be available to be sold until the one-year anniversary following the vesting date of the PSAs, subject to limited exceptions. Vesting for Mr. Bassett is based on the achievement of applicable performance targets relative to (1) cumulative FCF performance (25% weight) and (2) cumulative EBITDA performance (75% weight) during the performance period (April 1, 2016 to December 31, 2018) (maximum payout of 200% of target).

(4) Grant will vest in two installments on the second and third anniversaries of the grant date 2/3 of the award will vest the second year and 1/3 of the award will vest the third year.

OPTIONS EXERCISED AND STOCK VESTED

The following table shows the exercise of stock options by each of our NEOs during 2016 as well as stock awards held by each of our NEOs that vested during 2016. The table below includes equity awards that were previously granted to NEOs by AWI and were converted to awards with respect to AFI stock in the Separation.

Name	Option Awards		Restricted Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Mr. Maier			8,498	169,195
Mr. Thompson			3,458	68,053
Mr. Bondi			10,919	217,046
Mr. Rice			10,815	214,943
Mr. Bassett			1,166	23,215
Mr. Schulz			28,014	513,111

(1) Represents the number of RSUs and PSUs that vested in 2016. The value realized upon vesting is computed by multiplying the number of units by the value of the underlying shares on the vesting date.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under the RIP and RBEP as of December 31, 2016. The RIP and RBEP are successor plans to similar AWI plans. The amounts were determined using the same interest and mortality rate assumptions used in our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2016. The AWI plans that were the predecessors to the RIP and RBEP were closed to new salaried participants effective January 1, 2005 and were closed to existing salaried participants who did not meet the age and service requirements as of March 1, 2006. Mr. Bassett’s RIP and RBEP benefits were frozen on March 1, 2006. The RIP and RBEP were amended to freeze benefit accruals for salaried employees, including the NEOs effective December 31, 2017. Mr. Rice’s RIP and RBEP benefits will be frozen on December 31, 2017.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mr. Maier	Not Eligible
Mr. Thompson	Not Eligible
Mr. Bondi	Not Eligible
Mr. Rice	Retirement Income Plan for Employees of Armstrong Flooring, Inc.	35	1,175,629	0
	Retirement Benefit Equity Plan of Armstrong Flooring, Inc.	35	322,485	0
Mr. Bassett	Retirement Income Plan for Employees of Armstrong Flooring, Inc.	18	242,416	0
	Retirement Benefit Equity Plan of Armstrong Flooring, Inc.	18	11,738	0
Mr. Schulz	Not Eligible

The RBEP was established to pay any benefit which cannot be paid under the RIP due to Internal Revenue Code compensation or benefits limitations. All pension benefits are paid by the company. Benefits payable under the RIP and RBEP are based on a formula that yields an annual amount payable over the participant’s lifetime beginning at the age where the participant qualifies for an unreduced life annuity benefit.

Participants in the RIP may retire as early as age 55 provided the participant is vested under the plan. Participants become vested after completing five years of continuous employment having worked at least 1,000 hours in each year. Normal retirement date is the first of the month nearest the participant’s 65th birthday. Except as noted below, there is a reduction for early retirement for salaried participants who retire between the ages of 55 and 65. An employee who retires from active employment can receive an unreduced pension benefit commencing on the date of retirement if the employee’s age (minimum age 55) and Total Service totals 90 points (the “Rule of 90”). The unreduced Rule of 90 benefit is limited to the employee’s pension amount accrued to February 28, 2006. Employees receive credit for post-March 1, 2006 age and service for Rule of 90 eligibility.

The normal form of benefit payment is a monthly annuity. Except for payments having a lump sum present value of $10,000 or less under the RIP, no lump sum payments are permitted. Various forms of annuity payments (including life, joint and survivor, period certain and level income options) are available under the pension plans. The annuity payments for these options are determined by actuarially adjusting the life annuity pension amount for the selected form of payment. The formula for the regular life annuity pension benefit for salaried employees under the RIP is based on the following factors:

•	the participant’s Average Final Compensation (the “AFC”) which is the average of the three highest years of eligible compensation (base salary plus annual incentive) during the last ten years of employment with AWI and AFI;
•	the participant’s number of years of Total Service (credited years of employment with AWI and AFI) used to calculate the pension amount; and
•	the participant’s Adjusted Covered Compensation (the “ACC”), which is a percentage of the average Social Security tax base for the 35-year period ending with the year the participant will qualify for an unreduced Social Security pension benefit.

The unreduced annual life annuity pension is the sum of the following four calculations, each of which may not be less than zero

1.	AFC x 0.009 x Total Service to a maximum of 35 years; plus
2.	(AFC – ACC) x 0.005 x Total Service to 35 years; plus
3.	(AFC – 2 x ACC) x 0.0015 x Total Service to 35 years; plus
4.	AFC x 0.012 x Total Service over 35 years.

To the extent the participant is eligible for an ESOP Pension Account annuity benefit that can be paid from the RIP, all of the allowable portion of the calculated annuity benefit will be added to the regular pension amount.

Special provisions apply if the RIP is terminated within five years following an Extraordinary Event, as this term is defined in the RIP. Upon the occurrence of such an event, plan liabilities would first be satisfied, and then remaining plan assets would be applied to increase retirement income to employees. The amount of the increase is based on the assumption that the employee would have continued employment with AFI until retirement. Our NEOs who are eligible for RIP pension benefits would be entitled to this benefit under these circumstances.

The assumptions used to calculate the actuarial present values shown in the table above are as follows:

•	Discount rate used to value benefit obligations equals 4.3%;
•	Post-Retirement Mortality using RP2014 projected from 2006 with MP2016;
•	EPA interest rate of 3.03%;
•	Retirement at age 65 or Rule of 90 eligibility, as specified.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in 2016 ($)(1)	Registrant Contributions in 2016 ($)(2)	Aggregate Earnings in 2016 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/16 ($)
Mr. Maier	83,211	62,408	35,335	0	480,391
Mr. Thompson	79,688	19,125	4,710	0	103,523
Mr. Bondi	3,504	3,504	1,782	0	16,768
Mr. Rice	0	0	0	0	0
Mr. Bassett	6,251	6,251	2,566	0	57,344
Mr. Schulz	53,804	40,353	26,592	0	261,217
(1)	The amount in this column is also reported as either Salary or Non-Equity Incentive Plan Compensation in the SCT
(2)	The amount in this column is also reported in the All Other Compensation column of the SCT.
(3)	The table below reflects amounts reported in the aggregate balance at last fiscal year end.

Name	Aggregate Balance 12/31/2015 ($)
Mr. Maier	299,437
Mr. Thompson	0
Mr. Bondi	7,978
Mr. Rice	0
Mr. Bassett	42,276
Mr. Schulz	140,468

Our RIP is closed to new salaried participants, as noted above under “Pension Benefits.” Mr. Rice maintains his eligibility to participate in the RIP and does not participate in the NQDC as a result. Mr. Schulz participated in the NQDC until his employment ended 10/16/2016.

As noted in the Compensation Disclosure and Analysis, each NEO is eligible to participate in the AFI 401(k) plan, with company match that varies based on participation in the RIP. For Mr. Rice, we match 50% on the first 6% of his contributions. All other NEO’s receive an enhanced company match under which we match 100% on the first 4% of an employee’s contributions and 50% on the next 4% of employee contributions.

The NQDC was established to provide benefits similar to the 401(k) plan as it applies to eligible employees whose eligible earnings (base salary plus annual incentive) exceed 12.5 times the Internal Revenue Code 402(g) elective deferral limit in effect for the plan year. A participant may elect to defer up to 25% of eligible base salary earnings and up to 25% of eligible AIP earnings that in 2016 exceeded $225,000. The company matching contribution is the same as that provided under the AFI 401(k) plan under the enhanced company match. Participants may transfer account balances between available investment options on a notational basis.

Participants become vested in the company matching contributions after completing three years of continuous service in which the participant worked at least 1,000 hours in each year.

Under the NQDC, except in the case of an unforeseeable emergency or having reached age 70, no in-service distributions are permitted. Participants can elect to receive plan benefits as a single lump sum or in 120 month installments commencing after the date of the participant’s termination. All elections must comply with the Internal Revenue Code requirements. If the total account value is less than $10,000, the entire account balance will be paid as a single lump sum distribution at the time of termination. In the event of a participant’s death, any remaining payments shall be paid to the participant’s designated beneficiary or estate.

Under the NQDC, the company reserves the right to cause the participant to forfeit or require repayment of the company match benefits where the participant is discharged for willful, deliberate or gross misconduct, or where the participant has engaged in conduct that is injurious to the company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below summarize the estimated value of the potential payments and benefits under the company’s plans and arrangements to which each NEO would be entitled upon termination of employment under the circumstances indicated. Except for the continuation of health and welfare benefits and outplacement support, amounts would be paid as a lump sum at termination. The amounts shown assume that such termination was effective December 31, 2016. Severance benefits for our NEOs were reviewed and modified in September, 2016 as described in the CD&A section above.

The “Change in Control” column assumes that there is no limitation on payments under the “best net” provision in each CIC agreement, relating to tax under Section 4999 of the Internal Revenue Code. Amounts in the “Change in Control” column are “double trigger” payments and are therefore applicable only in the event both a change in control (“CIC”) event and either an involuntary (without Cause) termination or a termination for Good Reason under the CIC agreement occur. The PSAs and PSUs are valued at target.

Mr. Maier	Reason for Termination
Program Element	Resignation	Involuntary for Cause	Involuntary without Cause	Termination for Good Reason	Change in Control
Cash Severance	-	-	2,520,000	2,520,000	3,150,000
Health & Welfare Benefit Continuation	-	-	5,534	5,534	22,138
Outplacement Support	-	-	20,000	20,000	30,000
Pro-rated Bonus	-	-	564,240	564,240	564,240
Accelerated Long-Term Incentives
Performance Shares	-	-	-	-	6,963,343
Restricted Stock	-	-	-	-	870,067
Stock Options	-	-	-	-	-

Total	-	-	3,109,774	3,109,774	11,599,788

Mr. Thompson	Reason for Termination
Program Element	Resignation	Involuntary for Cause	Involuntary without Cause	Termination for Good Reason	Change in Control
Cash Severance	-	-	900,000	900,000	1,200,000
Health & Welfare Benefit Continuation	-	-	5,534	5,534	22,138
Outplacement Support	-	-	20,000	20,000	30,000
Pro-rated Bonus	-	-	225,000	225,000	225,000
Accelerated Long-Term Incentives
Performance Shares	-	-	-	-	1,906,860
Restricted Stock	-	-	-	-	137,717
Stock Options	-	-	-	-	-

Total	-	-	1,150,534	1,150,534	3,521,715

Mr. Bondi	Reason for Termination
Program Element	Resignation	Involuntary for Cause	Involuntary without Cause	Termination for Good Reason	Change in Control
Cash Severance	-	-	742,500	742,500	990,000
Health & Welfare Benefit Continuation	-	-	316	316	1,265
Outplacement Support	-	-	20,000	20,000	30,000
Pro-rated Bonus	-	-	155,460	155,460	155,460
Accelerated Long-Term Incentives
Performance Shares	-	-	-	-	1,094,254
Restricted Stock	-	-	-	-	192,032
Stock Options	-	-	-	-	-

Total	-	-	918,276	918,276	2,463,011

Mr. Rice	Reason for Termination
Program Element	Resignation	Involuntary for Cause	Involuntary without Cause	Termination for Good Reason	Change in Control
Cash Severance	-	-	652,500	652,500	870,000
Health & Welfare Benefit Continuation	-	-	5,534	5,534	22,138
Outplacement Support	-	-	20,000	20,000	30,000
Pro-rated Bonus	-	-	126,420	126,420	126,420
Accelerated Long-Term Incentives
Performance Shares	-	-	-	-	862,143
Restricted Stock	-	-	-	-	182,894
Stock Options	-	-	-	-	-

Total	-	-	804,454	804,454	2,093,595

Mr. Bassett	Reason for Termination
Program Element	Resignation	Involuntary for Cause	Involuntary without Cause	Termination for Good Reason	Change in Control
Cash Severance	-	-	587,250	587,250	783,000
Health & Welfare Benefit Continuation	-	-	5,534	5,534	22,138
Outplacement Support	-	-	20,000	20,000	30,000
Pro-rated Bonus	-	-	108,230	108,230	108,230
Accelerated Long-Term Incentives
Performance Shares	-	-	-	-	278,541
Restricted Stock	-	-	-	-	76,813
Stock Options	-	-	-	-	-

Total	-	-	721,014	721,014	1,298,722

Resignation or Involuntary Termination for Cause

No incremental benefits are provided to any of our NEOs in the event of a voluntary resignation or an involuntary termination for Cause.

Involuntary Termination without Cause in the absence of CIC

We adopted the Severance Pay Plan for Executive Employees of Armstrong Flooring, Inc., effective September 1, 2016. All NEOs participate in the Severance Pay Plan. The Severance Pay Plan provides severance pay in situation other than a CIC.

The Severance Pay Plan provides each NEO with severance payments and benefits in the event of the NEO’s termination of employment by the Company without Cause (1) due to a reduction in force, (2) due to the elimination of the NEO’s position or (3) for any reason approved by the Plan administrator; provided that the NEO is not provided with reasonable alternative employment. For purposes of the severance agreements, “Cause” shall mean any of the following conduct by a NEO, as determined in the sole discretion of the Compensation Committee: (a) conviction of a felony or a crime involving moral turpitude; (b) fraud, dishonesty, misrepresentation, theft or misappropriation of funds with respect to the company; (c) violation of the AFI’s Code of Conduct or employment policies, as in effect from time to time; (d) breach of any written noncompetition, confidentiality or nonsolicitation covenant of the NEO with respect to the company; or (e) gross misconduct in the performance of the NEO’s duties with the company. “Reasonable Alternative Employment” shall mean an offer of employment where (i) the base salary is equal to at least 90% of the NEO’s current base salary, and (ii) the distance between the NEO’s residence or current place of employment and the new place of employment is within 50 miles, or the distance of the NEO’s current commute, whichever is greater.

Severance payments and benefits under the Plan include the following, provided that the NEO delivers an effective release of claims in favor of the company and its affiliates and executes a restrictive covenants agreement containing non-competition, non-solicitation, confidentiality and non-disparagement covenants:

•	In the case of the CEO, a lump sum payment equal to two times the sum of the CEO’s base salary and target annual bonus under the AIP, and in the case of each other NEO, a lump sum payment equal to one and one-half times the sum of the NEO’s base salary and target annual bonus under the AIP.
•	NEO’s monthly COBRA premium under the applicable health, dental and vision plans as of the NEO’s termination date, less the active monthly employee rate for the same period.
•	A lump sum prorated AIP for the fiscal year in which the AIP’s termination date occurs, calculated based on actual company performance through the end of the fiscal year and the period that the NEO was employed with the company during such fiscal year. The prorated AIP, if any, will be paid at the same time annual incentives are paid to active employees under the AIP.
•	Up to 12 months of outplacement services, not to exceed $20,000 in cost.

Information in the tables above assumes that any termination was effective December 31, 2016 and is based on the program parameters in effect as of December 31, 2016 as outlined above.

Qualifying Involuntary Termination In Connection with a Change in Control

Under each NEO’s CIC agreement, the NEO is entitled to receive severance payments upon involuntary termination without Cause or termination for Good Reason within two years following a CIC, or within six months preceding a CIC if the termination is in connection with a potential CIC.

Cause is defined in the CIC Agreements as (i) the willful and continued failure by the NEO to substantially perform the NEO’s duties after a written demand for substantial performance is delivered to the NEO by the Board, or (ii) the willful engaging by the NEO in conduct which is demonstrably and materially injurious to the company, or (iii) the NEO’s conviction of any felony.

Termination for Good Reason is defined in each NEO’s individual CIC agreement means:

(i) the assignment to the NEO of any duties inconsistent with the NEO’s status as an executive officer of the company or a substantial adverse alteration in the nature or status of the NEO’s responsibilities, including diminution as a result of the company no longer being a publicly traded corporation following the CIC;

(ii) a reduction by the company in the NEO’s annual base salary;

(iii) relocation of the NEO’s principal place of employment to a location more than 50 miles from the principal place of employment immediately before the CIC;

(iv) failure by the company to pay to the NEO any portion of the NEO’s current compensation; or

(v) failure by the company to continue in effect any compensation or benefit plan in which the NEO participates immediately prior to a CIC which is material to the NEO’s total compensation unless an equitable arrangement has been made.

CIC Agreements – Key Terms

We will not provide tax gross-ups under Sections 280G and 4999 of the Internal Revenue Code to any of our NEO’s. Set forth below are certain key terms of the CIC Agreements:

Term of Agreement
Fixed one-year term that automatically renews for an additional year unless notice is given at least 90 days prior to the anniversary of intent not to renew; term automatically continues for two years if the CIC occurs during term
Severance Benefits
2.5 times base salary plus target AIP for Mr. Maier, two times base salary plus target AIP for Messrs. Thompson, Bondi, Rice and Bassett

Pro rata AIP	Prorated target AIP bonus for year of termination

Health & Welfare Benefit Continuation	Continued life, disability, accident and health insurance benefits (including for the NEO’s dependents) for 24 months following the NEO’s termination date, less the active employee costs for such benefits;

Outplacement	Up to $30,000 in outplacement fees assistance

Accelerated Equity Vesting	Double-trigger accelerated vesting (requires a CIC and qualifying termination of employment) for stock options, RSUs, PSAs, PSUs and other equity grants to vest if assumed by the acquirer; the company may cash out equity grants if not assumed by the acquirer

Parachute Tax	Any amounts paid under the CIC Agreement will be reduced to the maximum amount that can be paid without being subject to the excise tax imposed under Internal Revenue Code Section 4999, but only if the after-tax benefit of the reduced amount is higher than the after-tax benefit of the unreduced amount

“Change in Control” generally means the occurrence of one of the following events:

I.	Any person is or becomes the beneficial owner, directly or indirectly, of securities of the company (not including in the securities beneficially owned by such person any securities acquired directly from the company or its affiliates) representing 35% or more of the combined voting power of the company’s then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (III) below; or

II.	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the company) whose appointment or election by the board or nomination for election by the company’s stockholders was approved or recommended by a vote of at least 2/3 of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or;

III.	there is consummated a merger or consolidation of the company or any direct or indirect subsidiary of the company with any other corporation, other than (i) a merger or consolidation immediately following which the individuals who comprise the board immediately prior thereto constitute at least a majority of the board of directors of the company, the entity surviving such merger or consolidation or, if the company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the company (not including in the securities beneficially owned by such person any securities acquired directly from the company or its affiliates) representing 35% or more of the combined voting power of the company’s then outstanding securities; or

IV.	the stockholders of the company approve a plan of complete liquidation or dissolution of the company or there is consummated an agreement for the sale or disposition by the company of all or substantially all of the company’s assets, other than a sale or disposition by the company of all or substantially all of the company’s assets immediately following which the individuals who comprise the board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or any parent thereof.

Notwithstanding the foregoing, a CIC shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the company immediately following such transaction or series of transactions.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Securities authorized for issuance under equity compensation plans as of December 31, 2016.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future Issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder(s)	1,966,797(1)	$12.87(2)	2,679,605(3)
Equity compensation plans not approved by security holder(s)	0	Not Applicable	0
Totals	1,966,797	$12.87	2,679,605
(1)	Includes RSUs, PSAs, PSUs and stock options to purchase our shares of Common Stock granted under the Company’s 2016 LTIP (including awards granted under the Armstrong World Industries, Inc. 2011 Long-Term Incentive Plan (or predecessor plans) and converted to awards on common stock of the Company and assumed effective as of April 1, 2016 under 2016 LTIP) and 2016 Directors Stock Unit Plan.
(2)	Represents the weighted-average exercise price of the outstanding stock options only; the outstanding RSUs and PSUs are not included in this calculation.
(3)	Reflects shares available pursuant to the issuance of stock options, RSUs, PSUs, or other stock-based awards under the 2016 LTIP and 2016 Directors Stock Unit Plan. This number includes all shares that have been and may be issued under the LTIP since its inception in 2016 including awards granted under the Armstrong World Industries, Inc. 2011 Long-Term Incentive Plan (or predecessor plans) and converted to awards on common stock of the Company and assumed effective as of April 1, 2016 under 2016 LTIP.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, we seek your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).

As described in detail under the heading “Compensation Discussion and Analysis” in this Proxy Statement, the Board seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of stockholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on our executive compensation program, including our compensation philosophy and objectives and the compensation of the Company’s named executive officers during fiscal year 2016.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement. The vote is advisory and is not binding on the Company, the Board, or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the Compensation Committee. However, the Board and Compensation Committee value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.

Accordingly, the Board and management ask stockholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, we seek your vote, on an advisory basis, on whether the say-on-pay vote should occur every one, two or three years. Stockholders may instead abstain from casting a vote on this proposal.

The Board asks that you support a frequency period of one year (an annual vote) for future advisory stockholder votes on the compensation of the Company’s named executive officers. The Board has determined that an annual advisory vote on executive compensation will allow stockholders to provide timely, direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the proxy statement for each annual meeting. An annual vote is therefore consistent with the Company’s efforts to engage in a dialogue with stockholders on executive compensation and corporate governance matters.

Stockholders may vote on their preferred voting frequency by choosing the option of one year, two years or three years, or may abstain from voting. Stockholders are not voting to approve or disapprove the recommendation of the Board. Although the Board intends to carefully consider the voting results of this proposal, the vote is advisory and is not binding on the Company, the Board or the Compensation Committee. The Board may decide that it is in the best interests of stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency preferred by stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY FOR AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 4 – APPROVAL OF ARMSTRONG FLOORING, INC. 2016 LONG-TERM INCENTIVE PLAN

The Board is asking stockholders to approve the Armstrong Flooring, Inc. 2016 Long-Term Incentive Plan, as amended and restated (the “Amended 2016 LTIP”). The Compensation Committee and the Board approved the Amended 2016 LTIP, subject to stockholder approval. The Amended 2016 LTIP is an amendment and restatement of the Armstrong Flooring, Inc. 2016 Long-Term Incentive Plan (the “2016 LTIP”).

Stockholder approval of the Amended 2016 LTIP is being sought in order to (i) meet New York Stock Exchange listing requirements on account of the request to increase the number of shares authorized for issuance under the Amended 2016 LTIP, (ii) permit (but not require) certain awards under the Amended 2016 LTIP to qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, and (iii) allow incentive stock options to meet the requirements of the Internal Revenue Code.

The Amended 2016 LTIP will enable us to continue our compensation program, which is intended to attract, motivate and retain experienced, highly-qualified officers and other employees who will contribute to our financial success, and to align the interests of the officers and other employees with those of our stockholders through the grant of stock-based and cash-based awards. The Amended 2016 LTIP is intended to serve as the plan for all of our stock-based incentive compensation programs for officers and other employees.

The approval of the Amended 2016 LTIP will not affect our ability to make stock-based or cash-based awards outside of the Amended 2016 LTIP to the extent consistent with applicable law and stock exchange rules.

The principal changes made by the Amended 2016 LTIP are to:

•	Increase the number of shares of common stock available for awards under the Amended 2016 LTIP by an additional 2,100,000 shares.

•	Provide that the number of shares of common stock reserved for issuance under the Amended 2016 LTIP with respect to awards granted on or after June 2, 2017 will be reduced on a one-for-one basis for each share of common stock subject to a stock option or stock appreciation right granted on or after June 2, 2017 and by a fixed ratio of 1.6 shares of common stock for each share of common stock subject to a restricted stock award or stock unit granted on or after June 2, 2017.

•	Provide that any dividend rights or dividend equivalents granted with awards will vest and be paid only if and to the extent the underlying awards vest and are paid.

•	Remove the specific discretion of the Compensation Committee to vary the definition of change of control in an award agreement.

•	Extend the term of the Amended 2016 LTIP to June 2, 2027.

The effective date of the Amended 2016 LTIP will be the date on which the stockholders approve the Amended 2016 LTIP, which is expected to be June 2, 2017. The Amended 2016 LTIP will become effective only if it is approved by the Company’s stockholders. The Amended 2016 LTIP will apply only to awards granted on or after the effective date of the Amended 2016 LTIP, and awards granted prior to the effective date will continue to be governed by the applicable award agreements and the terms of the 2016 LTIP without giving effect to changes made by the Amended 2016 LTIP.

DETERMINATION OF SHARES TO BE AVAILABLE FOR ISSUANCE

If this Item 4 is approved by our stockholders at the Annual Meeting, subject to adjustments set forth in the Amended 2016 LTIP and summarized below under “Adjustment Provisions,” the maximum aggregate number of shares of our common stock that may be issued pursuant to awards granted under the Amended 2016 LTIP on or after the effective date of the Amended 2016 LTIP is 5,606,035, which is calculated as follows: (i) 2,100,000 shares of common stock, plus (ii) 1,654,630 shares of common stock, which is the number of shares of common stock that remained available for awards under the 2016 LTIP as of March 31, 2017, plus (iii) the number of shares of common stock subject to outstanding awards (including awards granted under the Armstrong World Industries, Inc. 2011 Long-Term Incentive Plan (or predecessor plans) and converted to awards on common stock of the Company and assumed effective as of April 4, 2016 (“Assumed Benefits”)) under the 2016 LTIP as of March 31, 2017 (up to 1,851,405 shares), which terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid. The number of shares under (ii) above shall be reduced by the number of shares subject to awards that are granted under the 2016 LTIP after March 31, 2017 and before June 2, 2017, if any. The Board believes an increase in the maximum number of shares that may be issued under the Amended 2016 LTIP by 2,100,000 shares will ensure that we continue to have a sufficient number of shares with which to achieve the our compensation strategy and to allow for growth.

The number of shares of common stock reserved for issuance under the Amended 2016 LTIP with respect to awards granted on or after the effective date of the Amended 2016 LTIP will be reduced on a one-for-one basis for each share of stock issued under the Amended 2016 LTIP pursuant to a stock option or stock appreciation right (SAR) granted on or after the effective date of the Amended 2016 LTIP and will be reduced by a fixed ratio of one and six tenths (1.6) shares for each share of stock subject to a stock award or stock unit granted on or after the effective date of the Amended 2016 LTIP. For example, if shares are issued pursuant to an award granted on or after the effective date of the Amended 2016 LTIP of 1,000 stock units, the share reserve under the Amended 2016 LTIP will be reduced by 1,600 shares.

When deciding on the number of shares to be available for awards under the Amended 2016 LTIP, the Board considered a number of factors, including the number of shares available under the 2016 LTIP, the number of shares needed for future awards, a dilution analysis, competitive data from relevant peer companies, the current and future accounting expenses associated with our equity award practices, and input from our stockholders and stockholder advisory firms.

Dilution Analysis

As of March 31, 2017, our capital structure consisted of 28,097,421 shares of common stock outstanding. 1,654,630 shares of common stock remained available for grant of awards under the 2016 LTIP as of March 31, 2017. The proposed share authorization is a request for 2,100,000 new shares of common stock to be available for awards under the Amended 2016 LTIP. The table below shows our potential dilution (referred to as overhang) levels based on our Total Potential Overhang, plus Shares of Common Stock Outstanding and our request for 2,100,000 new shares of common stock to be available for awards under the Amended 2016 LTIP. The 2,100,000 new shares of common stock represent approximately 6.135% of Total Potential Overhang, plus Shares of Common Stock Outstanding, as described in the table below. The Board believes that this number of shares of common stock under the Amended 2016 LTIP represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity awards, and that equity awards are an important component of our equity compensation program.

Potential Overhang with 2,100,000 New Shares

Stock Options Outstanding as of March 31, 2017	558,367
Weighted Average Exercise Price of Stock Options Outstanding as of March 31, 2017	$12.84
Weighted Average Remaining Term of Stock Options Outstanding as of March 31, 2017	5.5
Outstanding Full Value Awards under the 2016 LTIP as of March 31, 2017	1,293,038
Outstanding Full Value Awards under the 2016 Directors Stock Unit Plan as of March 31, 2017	163,040
Total Equity Awards Outstanding as of March 31, 2017	2,014,445
Shares Available for Grant under the 2016 LTIP as of March 31, 2017	1,654,630
Shares Available for Grant under the 2016 Directors Stock Unit Plan as of March 31, 2017	361,373
Shares Requested	2,100,000
Total Potential Overhang under the Amended 2016 LTIP (including the 2016 Directors Stock Unit Plan)	6,130,448
Shares of Common Stock Outstanding as of March 31, 2017	28,097,421
Total Potential Overhang, plus Shares of Common Stock Outstanding	34,227,869
Potential Dilution of 2,100,000 shares as a Percentage of Fully Diluted Shares of Common Stock	6.135%

The Outstanding Full Value Awards in the foregoing table are measured at target for the outstanding performance-based awards, which can be paid at, above or below target. All dividend equivalent rights under outstanding awards are paid in cash.

Based on our current equity award practices, the Board estimates that the authorized shares under the Amended 2016 LTIP may be sufficient to provide us with an opportunity to grant equity awards for approximately three to five years, in amounts determined appropriate by the Compensation Committee, which will administer the Amended 2016 LTIP (as discussed below). This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of shares of the common stock, the mix of cash, options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.

The Board believes that our executive compensation program, and particularly the granting of equity awards, allows us to align the interests of officers and other employees who are selected to receive awards with those of our stockholders. The Amended 2016 LTIP is designed to enable us to formulate and implement a compensation program that will attract, motivate and retain officers and other employees who we expect will contribute to our financial success. The Board believes that awards granted pursuant to the Amended 2016 LTIP are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of stock be authorized for issuance under the Amended 2016 LTIP.

DESCRIPTION OF THE AMENDED 2016 LTIP

The following is a brief description of the material features of the Amended 2016 LTIP. This description is qualified in its entirety by reference to the full text of the Amended 2016 LTIP, a copy of which is attached to this Proxy Statement as Annex B.

AWARDS

The Amended 2016 LTIP provides that awards may be granted in any of the following forms:

•	incentive stock options

•	nonqualified stock options

•	stock appreciation rights

•	stock units

•	restricted stock awards

•	cash awards

SHARE AUTHORIZATION

The Amended 2016 LTIP authorizes for issuance, pursuant to awards granted under the Amended 2016 LTIP on or after the effective date of the Amended 2016 LTIP, a maximum of 5,606,035 shares, which is calculated as follows: (i) 2,100,000 shares of common stock, plus (ii) 1,654,630 shares of common stock, which is the number of shares of common stock that remained available for awards under the 2016 LTIP as of March 31, 2017, plus (iii) the number of shares of common stock subject to outstanding awards (including Assumed Benefits) under the 2016 LTIP as of March 31, 2017 (up to 1,851,405 shares), which terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid. The number of shares under (ii) above shall be reduced by the number of shares subject to awards that are granted under the 2016 LTIP after March 31, 2017 and before June 2, 2017, if any. All shares of common stock numbers are subject to adjustment as described below under “Adjustment Provisions.”

The number of shares of common stock reserved for issuance under the Amended 2016 LTIP with respect to awards granted on or after the effective date of the Amended 2016 LTIP shall be reduced on a one-for-one basis for each share of common stock issued with respect to a stock option or SAR granted on or after the effective date of the Amended 2016 LTIP and shall be reduced by a fixed ratio of one and six tenths (1.6) shares of common stock for each share of common stock issued with respect to a restricted stock award or stock unit granted on or after the effective date of the Amended 2016 LTIP.

If and to the extent stock options and SARs terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised (including stock options that are Assumed Benefits), and if and to the extent that any restricted stock awards or stock units are forfeited or terminated, or otherwise not paid in full (including stock units that are Assumed Benefits), the shares subject to such awards will become available again for purposes of the Amended 2016 LTIP. If any shares of common stock are withheld or surrendered in payment of the exercise price of a stock option (including stock options that are Assumed Benefits) or withheld for purposes of satisfying our tax withholding obligations with respect to stock options or SARs (including stock options that are Assumed Benefits), such shares will not be available for re-issuance under the Amended 2016 LTIP. Shares of common stock withheld for purposes of satisfying our tax withholding obligations with respect to awards other than stock options or SARs shall be available for re-issuance under the 2016 LTIP.

If SARs are awarded under the Amended 2016 LTIP, the full number of shares subject to the SARs shall be considered awarded under the Amended 2016 LTIP, without regard to the number of shares issued upon exercise of the SARs. To the extent any awards (including any Assumed Benefits) are paid in cash, and not in shares of common stock, any shares previously subject to such awards will not count against the share limits under the Amended 2016 LTIP. The share ratios described above will be used for calculating the number of shares available for re-issuance under the Amended 2016 LTIP with respect to awards granted on or after the effective date of the Amended 2016 LTIP, and the ratio used in the 2016 LTIP before the effective date of the Amended 2016 LTIP (one-for-one basis) will be used for calculating the number of shares available for re-issuance under the Amended 2016 LTIP with respect to awards granted before the effective date of the Amended 2016 LTIP, including Assumed Benefits. For the avoidance of doubt, if shares of common stock are repurchased on the open market with the proceeds of the exercise price of stock options (including stock options that are Assumed Benefits), such shares may not again be made available for issuance under the Amended 2016 LTIP.

In the event of our acquisition of any company, outstanding equity awards with respect to stock of the acquired company may be assumed or replaced with awards under the Amended 2016 LTIP. Outstanding awards that are assumed or replaced by awards under the Amended 2016 LTIP in connection with an acquisition (referred to as substitute awards) will not reduce the Amended 2016 LTIP’s share reserve described above, consistent with applicable stock exchange requirements. The terms of any such substitute award will be determined by the Committee and may include exercise prices or base prices that are different from those otherwise described in the Amended 2016 LTIP. If we assume a stockholder approved equity plan from an acquired company, any shares of common stock available under the assumed plan (after appropriate adjustments, as required to reflect the transaction) may be issued pursuant to awards under the Amended 2016 LTIP and will not reduce the Amended 2016 LTIP’s share reserve as described above.

GRANT LIMITS

The Amended 2016 LTIP provides that the maximum aggregate number of shares of common stock with respect to which awards may be made to any individual employee under the Amended 2016 LTIP during any calendar year is 1,500,000 shares, subject to adjustment as described below. For dividends and dividend equivalent rights that are intended to qualify for the performance-based compensation exemption of Section 162(m) of the Internal Revenue Code, the maximum amount of dividends and dividend equivalent rights that may accrue in any calendar year with respect to performance-based awards granted to any individual employee under the Amended 2016 LTIP is $6,000,000. The maximum cash award payout that may be earned by a participant for each twelve months in a performance period is $5,000,000.

ADMINISTRATION

The Amended 2016 LTIP will be administered and interpreted by a committee appointed by the Board from among its members. The Board has delegated administrative responsibility for the Amended 2016 LTIP to the Management Development and Compensation Committee. References to the Committee in this summary of the Amended 2016 LTIP mean the Management Development and Compensation Committee. The Committee shall be comprised, unless otherwise determined by the Board, of not less than two members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (Exchange Act), (ii) “outside directors” under Section 162(m) of the Internal Revenue Code, and (iii) “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which our common stock is at the time primarily traded.

The Committee has the discretionary authority to make such determinations and interpretations and to take such action in connection with the Amended 2016 LTIP and any awards granted under the Amended 2016 LTIP as it deems necessary or advisable. The Committee may delegate to one or more of its members, to one or more officers or members of management or to one or more agents, such administrative duties as it may deem advisable; provided that such delegation does not adversely affect the exemption provided by Rule 16b-3 of the Exchange Act, does not prevent an award from qualifying as “performance-based compensation,” if so intended, under Section 162(m) of the Internal Revenue Code, and complies with applicable law and with applicable stock exchange requirements.

ELIGIBILITY FOR PARTICIPATION

Participants may consist of our officers and key employees and those of our subsidiaries and affiliates, whom the Committee determines to be significantly responsible for our success and future growth and profitability and whom the Committee may designate from time to time to receive awards under the Amended 2016 LTIP. Consultants and advisors who perform services for us or any of our subsidiaries and affiliates shall be eligible to participate in the Amended 2016 LTIP if the consultants or advisors render bona fide services to us or our subsidiaries and affiliates, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the consultants or advisors do not directly or indirectly promote or maintain a market for our securities. Members of the Board who are not employees of the Company or employees of our subsidiaries or affiliates are not eligible to participate in the Amended 2016 LTIP.

TYPES OF AWARDS

Stock Options

The Committee may award stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code (ISOs) or nonqualified stock options that are not intended to so qualify (NQSOs) or any combination of ISOs and NQSOs. Anyone eligible to participate in the Amended 2016 LTIP may receive an award of NQSOs. Only employees of the Company and our subsidiaries may receive an award of ISOs. All of the authorized shares under the Amended 2016 LTIP may be granted as ISOs, subject to adjustment as described below.

The Committee fixes the exercise price per share for stock options on the date of grant. The per share exercise price of any stock option awarded under the Amended 2016 LTIP shall not be less than the fair market value of a share of common stock on the date of grant. If the recipient of an ISO is a participant who holds more than 10% of the total combined voting power of all classes of outstanding stock of our Company or a subsidiary, the exercise price per share of an ISO awarded to such person must be at least 110% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a participant during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs for tax purposes.

The Committee determines the term of each stock option. The term may not exceed ten years from the date of grant and, if the recipient of an ISO is a participant who holds more than 10% of the combined voting power of all classes of outstanding stock of our Company or a subsidiary, the term for such ISO may not exceed five years from the date of grant. Unless the Committee determines otherwise, if a vested NQSO would terminate at a time when trading in our common stock is prohibited by law or our insider trading policy, the vested NQSO may be exercised until the 30th day after the expiration of such prohibition. The Committee determines the vesting period and other terms of stock options. A participant may pay the exercise price and any withholding taxes upon exercise of a stock option: (i) in cash; (ii) with the approval of the Committee, by withholding shares of common stock having a fair market value on the date of exercise equal to the exercise price; (iii) with the approval of the Committee, by delivering shares of common stock already owned by the participant and having a fair market value on the date of exercise equal to the exercise price or through attestation to ownership of such shares; (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or (v) by such other method as the Committee may approve, to the extent permitted by applicable law. In no event will dividends or dividend equivalent rights accrue or be paid on shares of common stock subject to a stock option.

SARs

The Committee may award SARs to anyone eligible to participate in the Amended 2016 LTIP. SARs may be awarded in connection with, or independently of, any stock option awarded under the Amended 2016 LTIP. Upon exercise of a SAR, the participant will receive an amount equal to the excess of (i) the fair market value of a specified number of shares of common stock on the date of exercise over (ii) the fair market value of such shares of common stock on the date the SAR is awarded, or other higher specified base amount, as determined by the Committee. The base amount shall not be less than the fair market value of the common stock subject to the SARs on the date of grant. Such payment to the participant will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Committee. The Committee will determine the vesting period and other terms of SARs, including whether SARs will be awarded in connection with, or independently of, any stock options. The Committee determines the term of each SAR. The term of a SAR may not exceed ten years from the date of grant. Unless the Committee determines otherwise, if a vested SAR would terminate at a time when trading in our common stock is prohibited by law or our insider trading policy, the vested SAR may be exercised until the 30th day after the expiration of such prohibition. In no event will dividends or dividend equivalent rights accrue or be paid on shares of common stock subject to a SAR.

Restricted Stock Awards

The Committee may grant restricted stock awards to anyone eligible to participate in the Amended 2016 LTIP. Restricted stock awards may be subject to such terms and conditions as the Committee deems appropriate. The Committee determines the number of shares of common stock subject to restricted stock awards as well as the other terms and conditions, including vesting, as the Committee determines appropriate.

With respect to the shares of common stock subject to a restricted stock award, participants have all of the rights of a holder of shares of common stock, including the right to vote the shares. Dividends with respect to restricted stock will be withheld by the Company for the participant’s account and shall be paid only to the extent that the underlying restricted stock award vests. Interest may be credited on cash dividends withheld, subject to such terms as determined by the Committee.

Stock Units

The Committee may award stock units to anyone eligible to participate in the Amended 2016 LTIP. Each stock unit provides the right to receive a payment in shares of common stock or in cash at such time as the award agreement shall specify.

The Committee determines the number of stock units that will be awarded, as well as the other terms and conditions applicable to the stock units, including vesting and whether the stock units shall have dividend equivalent rights. Any dividend equivalent right will vest and be paid only if and to the extent the underlying stock unit vests and is paid as determined by the Committee.

Stock units may be paid at the time specified by the Committee. If a stock unit becomes distributable, it will be paid in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Committee.

Cash Awards

The Committee may, in its discretion, grant awards to be settled solely in cash. Cash awards may be subject to such terms and conditions, including vesting, as the Committee deems appropriate.

Performance-Based Awards

Awards granted under the Amended 2016 LTIP may be granted in a manner such that the awards qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (see “Federal Income Tax Consequences” below). As determined by the Committee, either the awarding or vesting of such performance-based awards may be based on the achievement of performance objectives that are based on one or more of the business criteria described below, with respect to our performance and the performance of our subsidiaries as a whole or the performance of one or more of our business units.

The Committee will establish in writing: (i) the objective performance goals that must be met in order for the awards to vest or be payable; (ii) the period during which performance will be measured; (iii) the maximum amounts that may be paid if the performance goals are met; and (iv) any other conditions that the Committee deems appropriate and consistent with the Amended 2016 LTIP and the requirements of Section 162(m) of the Internal Revenue Code. Forfeiture of all or part of any such award will occur if the performance goals are not met, as determined by the Committee. The Committee will establish in writing the performance goals that must be met no later than 90 days after the commencement of the applicable period of service to which the performance goals relate (but in no event after 25% of such period has elapsed), or such other period as may be consistent with the regulations issued under Section 162(m) of the Internal Revenue Code. The Committee may not increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

The Committee will use objectively determinable performance goals based on one or more of the following business criteria, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) sales; (iv) operating income; (v) earnings before interest and taxes (EBIT); (vi) earnings before interest, taxes, depreciation and amortization (EBITDA); (vii) cash flow; (viii) working capital targets; (ix) return on equity; (x) return on capital; (xi) market price per share; (xii) total return to stockholders; (xiii) price-earnings multiples; (xiv) revenue; (xv) number of days sales outstanding in accounts receivable; (xvi) productivity; (xvii) margin; (xviii) net capital employed; (xix) growth in assets; (xx) unit volume; (xxi) market share; (xxii) economic value; (xxiii) relative performance to a comparison group designated by the Committee based on any of the foregoing criteria; or (xxiv) strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

VESTING AND FORFEITURE OF AWARDS

All awards granted under the Amended 2016 LTIP will vest over a period that is not less than one year from the date of grant. Subject to adjustments as described below, up to 5% of the share reserve as of the effective date of the Amended 2016 LTIP may be granted without regard to the one-year minimum vesting period.

The Committee has discretion to accelerate vesting of awards in connection with a participant’s death, disability, retirement, involuntary termination without cause, in the event of a change in control or a corporate transaction or an event requiring mandatory adjustment or substitution (as described below), or in such other circumstances as the Committee deems appropriate.

Unless otherwise provided by the Committee, a participant will forfeit all awards which have not been settled under the Amended 2016 LTIP, and the Committee may require repayment of paid or exercised awards, if:

(i)    the participant’s employment is terminated for willful, deliberate, or gross misconduct, as determined by the Committee; or

(ii)    the participant breaches any written confidentiality, non-solicitation or non-competition covenant with us or a subsidiary or affiliate, including non-competition and non-solicitation covenants described in the Amended 2016 LTIP.

ADJUSTMENT PROVISIONS

Awards under the Amended 2016 LTIP and any agreements evidencing such awards, the maximum number of shares of common stock that may be issued under the Amended 2016 LTIP, and the maximum number of shares of common stock with respect to which awards may be granted to any one employee during any calendar year are subject to mandatory adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of common stock or other consideration subject to such award or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding common stock or in our capital structure by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, spinoffs, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such award, or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights awarded to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Amended 2016 LTIP.

CHANGE IN CONTROL

The Amended 2016 LTIP provides “double trigger” vesting in the event of a change in control. Unless the Committee determines otherwise, if there is a change in control, and if participants’ awards remain outstanding after the change in control (or are assumed by, or converted to similar awards with equivalent value as of the date of the change in control of, the surviving corporation (or parent or subsidiary of the surviving corporation)), and we or our successor terminates a participant’s employment without cause upon or within two years after the change in control, the participant’s outstanding stock options and SARs shall vest and become exercisable, any restrictions on restricted stock awards shall lapse, and stock units or cash awards shall become payable. In that event, awards that are based on performance goals will vest and be payable at their target value unless the Committee determines otherwise.

Unless the Committee determines otherwise, if there is a change in control, and if participants’ awards do not remain outstanding after the change in control (or are not assumed by, or converted to similar awards with equivalent value as of the date of the change in control of, the surviving corporation (or parent or subsidiary of the surviving corporation)), then all outstanding stock options and SARs shall immediately vest and become exercisable, any restrictions on restricted stock awards shall lapse, and stock units and cash awards shall become payable as of the date of the change in control. In that event, awards that are based on performance goals will vest and be payable at their target value unless the Committee determines otherwise.

The Committee may establish such other terms and conditions relating to the effect of a change in control on awards as the Committee deems appropriate. In addition to other actions, in the event of a change in control of the Company, the Committee may take any one or more of the following actions with respect to any or all outstanding awards, without the consent of any participant: (A) determine that outstanding stock options and SARs shall be fully exercisable, restrictions on outstanding restricted stock awards shall lapse, and stock units and cash awards shall become payable, as of the date of the change in control or at such other time as the Committee determines, (B) require that participants surrender their outstanding stock options and SARs for cancellation in exchange for one or more payments by the Company, in cash, common stock or other property, as determined by the Committee, in an amount equal to the amount, if any, by which the then fair market value of the shares of common stock subject to the participant’s unexercised stock options and SARs exceeds the exercise price or base amount, as applicable, and on such terms as the Committee determines, (C) after giving participants an opportunity to exercise their outstanding stock options and SARs, terminate any or all unexercised stock options and SARs at such time as the Committee deems appropriate, (D) with respect to participants holding stock units or cash awards, determine that such participants shall receive one or more payments in settlement of such stock units or cash awards, in such amount and form and on such terms as may be determined by the Committee, or (E) determine that awards that remain outstanding after the change in control shall be converted to similar awards of the surviving corporation (or a parent or subsidiary of the surviving corporation). If the per-share fair market value of our common stock does not exceed the per-share exercise price or base amount of a stock option or SAR, the Company will not be required to make any payment to the participant upon surrender of the stock option or SAR. Any acceleration, surrender, termination, settlement or conversion shall take place as of the date of the change in control or such other date as the Committee may specify.

Under the Amended 2016 LTIP, “change of control” means the occurrence of any one of the following:

(i)	Any individual, entity or group, other than our Company becomes the beneficial owner of more than 35% of our voting stock;

(ii)	Individuals who, as of June 2, 2017, constituted our Board (referred to as the incumbent board) cease to constitute at least a majority of our Board. Any individual who becomes a director after such date and whose election or nomination was approved by a vote or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended. However, no individual who was initially elected as a member of our Board in connection with an actual or threatened election contest or settlement of an actual or threatened election contest will be considered to be a member of the incumbent board;

(iii)	Consummation of a merger or consolidation of our Company (or any direct or indirect subsidiary) with another corporation, other than a merger or consolidation where (x) at least a majority of the Board of the corporation resulting from the transaction were members of the incumbent board at the time of the execution of the initial agreement or action of the Board providing for such transaction or (y) there is a recapitalization of our Company (or similar transaction) in which no individual or entity beneficially owns 35% or more of the combined voting stock of our then outstanding securities resulting from the transaction;

(iv)	Consummation of a sale of all or substantially all of our assets; or

(v)	Stockholder approval of a liquidation or dissolution of our Company

STOCK OWNERSHIP POLICY AND HOLDING REQUIREMENTS

Participants who are subject to our stock ownership policy must hold a portion of the net after-tax shares received upon vesting, exercise or payment of the awards under the Amended 2016 LTIP until the applicable stock ownership guidelines are met, in accordance with our stock ownership policy. See page 37 for a description of our stock ownership policy.

As described on page 36, performance stock awards granted to our named executive officers in 2016 and 2017 require that the participants hold the shares of stock earned in excess of target for one year following vesting.

NO REPRICING OF OPTIONS OR SARS

Except in connection with a corporate transaction involving our Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spinoff, combination, or exchange of shares), we may not, without obtaining stockholder approval, (i) amend the terms of outstanding stock options or SARs to reduce the exercise price of outstanding stock options or the base amount of outstanding SARs, (ii) cancel outstanding stock options or SARs in exchange for other awards or stock options or SARs with an exercise price or base amount, as applicable, that is less than the exercise price or base amount, as applicable, of the original stock options or SARs or (iii) cancel outstanding stock options or SARs with an exercise price or base amount, as applicable, above the current stock price in exchange for cash, our common stock or other securities.

CLAWBACK POLICY

All awards made under the Amended 2016 LTIP are subject to the applicable provisions of clawback or recoupment policies, share trading policies and other applicable policies that may be implemented and approved by the Board, as such may be in effect from time to time.

AMENDMENT AND TERMINATION OF THE AMENDED 2016 LTIP

The Board may amend or terminate the Amended 2016 LTIP at any time, subject to stockholder approval if such approval is required under the Internal Revenue Code, applicable laws or stock exchange requirements. The Amended 2016 LTIP will terminate on June 2, 2017, unless the Amended 2016 LTIP is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

U.S. FEDERAL INCOME TAX IMPLICATIONS OF THE AMENDED 2016 LTIP

The U.S. federal income tax consequences arising with respect to awards granted under the Amended 2016 LTIP will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.

Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted a stock option that qualifies as “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (iii) we will not be entitled to a tax deduction for compensation attributable to awards granted to one of its covered employees, if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20 percentage points above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or Stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Internal Revenue Code, and the requirements of Section 409A of the Internal Revenue Code are not satisfied.

The foregoing provides only a general description of the application of U.S. federal income tax laws to certain awards granted to U.S. taxpayers under the Amended 2016 LTIP. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Amended 2016 LTIP, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

NEW PLAN BENEFITS UNDER THE AMENDED 2016 LTIP

Future benefits under the Amended 2016 LTIP generally will be granted at the discretion of the Committee and are therefore not currently determinable. It is anticipated that approximately 100 individuals, including our Chief Executive Officer, are eligible to receive awards under the Amended 2016 LTIP. The last reported sale price of a share of our common stock on March 31, 2017 was $18.42 per share.

The table below shows, as to each of our executive officers named in the Summary Compensation Table of this Proxy Statement and the various indicated individuals and groups, the awards granted between January 1, 2016 and December 31, 2016, under the 2016 LTIP.

Name	Title	Dollar Value ($)(1)	Number of Shares (2)
Donald R. Maier	President and Chief Executive Officer	4,725,000	349,741
John “Jay” W. Thompson	Senior Vice President and Chief Financial Officer	1,293,900	95,774
Joseph N. Bondi	Senior Vice President, Chief Product Officer	742,510	54,960
Dominic Rice	Senior Vice President, Global Operations and Manufacturing	585,010	43,302
John Bassett	Senior Vice President, Human Resources	189,005	13,990
David S. Schulz (departed 10/15/16)	Former Senior Vice President and Chief Operating Officer	2,152,800	159,349
All current executive officers as a group (7 persons)		7,835,597	579,985
Non-employee directors as a group (0 persons) (3)		0	0
All employees, including current officers who are not executive officers, as a group (109 persons)		6,330,408	468,572

(1)	Represents the dollar value of the RSUs. PSUs and PSAs granted based on closing stock price on the date of grant. The dollar values of the PSUs and PSAs are based on the assumption that they are earned at target. In 2016, 107 employees received RSUs, including one of our executive officers, 116 employees received PSUs, including 3 of our executive officers, and four of our named executive officers received PSAs.

(2)	Represents the number of shares subject to RSUs. PSUs and PSAs granted to employees, including our executive officers, in 2016. See the 2016 Grant of Plan Based Awards Table for details of PSUs and PSAs granted to the named executive officers. The number of shares subject to the PSUs and PSAs are based on the assumption that they are earned at target.

(3)	Non-employee directors were not eligible to participate in the 2016 LTIP.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

APPROVAL OF THE ARMSTRONG FLOORING, INC.

2016 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED

PROPOSAL 5 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

The Audit Committee selected KPMG LLP to audit our consolidated financial statements and our internal control over financial reporting for 2017. In accordance with past practice, this selection will be presented to the stockholders for ratification at the Annual Meeting; however, consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has ultimate authority in respect of the selection of our independent registered public accounting firm. The Audit Committee may reconsider its selection if the appointment is not ratified by the stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

AUDIT COMMITTEE REPORT

The Audit Committee engaged KPMG LLP as the Company’s independent registered public accounting firm for 2016. In making this selection, the Audit Committee considered KPMG LLP’s qualifications, discussed with KPMG LLP its independence, and reviewed the audit and non-audit services provided by KPMG LLP to the Company.

Management of the Company has primary responsibility for preparing the Company’s financial statements and establishing effective internal control over financial reporting. KPMG LLP is responsible for auditing those financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States. Accordingly, the Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal 2016 with the Company’s management. The Audit Committee also reviewed and discussed with management the critical accounting policies applied by the Company in the preparation of those financial statements. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board, and had the opportunity to ask KPMG LLP questions relating to such matters. The discussions included the quality, and not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements.

The Audit Committee considers the independence, qualifications and performance of KPMG LLP. Such consideration includes reviewing the written disclosures and the letter received from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, and discussing with KPMG LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Armstrong’s Annual Report on Form 10-K for the year ended December 31, 2016. The Audit Committee has also engaged KPMG LLP as the Company’s independent registered public accounting firm for 2017. The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders and have recommended that stockholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

Submitted by the Audit Committee

Jeffrey Liaw (Chair)

Michael F. Johnston

Kathleen S. Lane

Michael W. Malone

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered by KPMG LLP, our independent registered public accounting firm, for 2016 are set forth in the table below. For the year ended December 31, 2015, we did not pay any fees for professional services to KPMG LLP. Prior to the Separation, AWI paid any audit, audit related, tax or other fees related to the Company’s business.

(amounts in thousands)
2016
Audit Fees(1)	$1,768
Audit Related Fees(2)	2
Audit and Audit Related Fees Subtotal	1,770
Tax Fees(3)	26
All Other Fees	—
Total Fees	$1,796
(1)	Audit Fees are for services rendered in connection with the audit of Armstrong Flooring’s consolidated financial statements as of and for the year ended December 31, 2016, for which a portion of the billings occurred in 2017. Audit fees were also incurred for reviews of combined/consolidated financial statements included in Armstrong Flooring’s quarterly reports on Form 10-Q, services normally provided in connection with statutory and regulatory filings, services for a preferability letter, and services for consents.
(2)	Audit Related Fees consisted principally of fees for accounting research assistance on technical accounting topics.
(3)	Tax Fees were primarily for tax consultation and compliance services.

The Audit Committee has considered whether the provision by KPMG LLP of the non-audit services described above was allowed under Rule 2-01(c)(4) of Regulation S-X and was compatible with maintaining auditor independence, and has concluded that KPMG LLP was and is independent of the Company in all respects.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee adheres to a policy that requires the Audit Committee’s prior approval of any audit, audit-related and non-audit services provided by the firm that serves as our independent registered public accounting firm. Pursuant to this policy, management cannot engage the firm for any services without the Audit Committee’s pre-approval. The Audit Committee delegates to the Audit Committee Chair the authority to pre-approve non-audit services not exceeding 5% of the total audit fees for the year for purposes of handling immediate needs, with a report to the full Audit Committee of such approvals at its next meeting. The policy complies with Section 10A(i) of the Exchange Act.

OTHER BUSINESS

The Board knows of no matters other than the foregoing to come before the Annual Meeting. However, if any other matters come before the Annual Meeting, the persons named in the enclosed proxy will vote in their discretion with respect to such other matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the regulations thereunder require certain of our officers, as well as our directors and persons who own more than 10% of a registered class of our equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of these reports. Based solely on our review of the copies of these reports within a prescribed period of time and written representations we received from the reporting persons, we believe that all filings required to be made by the reporting persons during or with respect to fiscal year 2016 were made on a timely basis, except that the Form 4 filed with the SEC on April 20, 2016 to report Ms. Boscan’s annual restricted stock unit grant was not filed on a timely basis.

SUBMISSION OF STOCKHOLDER PROPOSALS

In order to submit stockholder proposals for the 2018 annual meeting of stockholders for inclusion in the Company’s 2018 proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Corporate Secretary at the Company’s corporate offices in Lancaster, Pennsylvania, no later than December 29, 2017.

The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Corporate Secretary, 2500 Columbia Avenue, P.O. Box 3025, Lancaster, Pennsylvania 17603. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

The Bylaws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2018 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Corporate Secretary at the Company’s corporate offices in Lancaster (see above), not later than 90 days nor earlier than 120 days prior to the first anniversary of the date of this annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Bylaws (and not pursuant to SEC Rule 14a-8) must be received no earlier than February 2, 2018 and no later than March 3, 2018. All director nominations and stockholder proposals must comply with the requirements of our Bylaws, a copy of which may be obtained at no cost from the Corporate Secretary.

In either case, if the date of our 2018 annual meeting of stockholders is more than 25 calendar days before or after the first anniversary of this Annual Meeting, your proposal must be received by the Corporate Secretary by close of business on the tenth day following the day we publicly announce the date of the 2018 annual meeting of stockholders.

Any stockholder proposals not received by such applicable dates will be considered untimely and, if presented at the 2018 annual meeting of stockholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by SEC Rule 14a-4(c).

ANNUAL REPORT ON FORM 10-K

Our Annual Report to Stockholders, including financial statements, is being furnished simultaneously with this Proxy Statement to all stockholders of record as of the Record Date. A copy of our Annual Report and Form 10-K for the year ended December 31, 2016, including financial statements, but excluding the financial statement schedules and most exhibits, will be provided without charge to stockholders upon written request to: Armstrong Flooring, Inc., Investor Relations, P.O. Box 3025, Lancaster, PA 17603.

Our Annual Report is also available at www.proxyvote.com, or www.armstrongflooring.com – Investor Relations – SEC Filings. The Form 10-K will include a list of exhibits to the Form 10-K. Copies of exhibits will be furnished to stockholders upon written request and upon our receipt of payment of reproduction and mailing expenses.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of Armstrong Flooring under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

ANNEX A

ANNEX A to Armstrong Flooring, Inc. 2017 Proxy Statement

To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company provides additional measures of performance adjusted to exclude the impact of restructuring charges and related costs, impairments, the non-cash impact of the U.S. pension plan, and certain other gains and losses. Free cash flow is defined as net cash from operating activities less purchases of property, plant and equipment plus proceeds from the sale of property, plant and equipment. The Company uses these adjusted performance measures in managing the business, including in communications with its Board of Directors and employees, and believes that they can provide users of this financial information with meaningful comparisons of operating performance between current results and prior period results. In addition, the Company has applied pro forma adjustments to the non-GAAP results for periods prior to the Company’s separation from its former parent. For periods ending in 2015, the pro forma adjustments represent estimated incremental expenses that would have been incurred had the separation occurred on January 1, 2015 with equivalent outstanding borrowings; for the first quarter of 2016, the pro forma adjustment removes expenses allocated to the Company by its former parent that are not indicative of the estimated expenses the Company incurred post-separation. The Company believes that these non-GAAP financial measures are appropriate to enhance understanding of its past performance, as well as its prospects for future performance. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

	Twelve Months Ended December 31,
	2016			2015
	Total	Resilient	Wood	Total	Resilient	Wood
Net Income	$9.2			$ 29.6
Net gain from discontinued operations	(1.7)			(39.9)
Interest Expense	1.5			—
Other (Income) & Expense	5.8			3.6
Taxes	4.1			(7.3)
Operating Income	18.9	15.1	3.8	(14.0)	11.2	(25.2)
Depreciation and amortization	46.6	32.6	14.1	38.1	26.1	12.0
Multilayered wood flooring duties and cost reduction expense	8.4	0.8	7.5	4.0	(0.1)	4.1
U.S. pension expense	8.7	7.3	1.4	11.5	10.2	1.3
Adjustment for corporate expense	0.5	—	0.5	(8.0)	(6.2)	(1.8)
Adj to LIFO	(10.3)	--	(10.3)	31.9	--	31.9
Foreign exchange rate comparability	(0.1)	(0.1)	--	(2.4)	(1.4)	(1.0)
Adjusted EBITDA (Wood LIFO, constant Fx)	72.7	55.6	17.0	61.0	39.7	21.3
Reverse adj to LIFO	10.3	--	10.3	(31.9)	--	(31.9)
Reverse foreign exchange rate comparability	0.1	0.1	--	2.4	1.4	1.0
Adjusted EBITDA (Wood FIFO, actual Fx)	$ 83.1	$ 55.8	$ 27.3	$ 31.5	$ 41.1	($9.6)

Twelve Months Ended December 31, 2016
Operating cash flow	$ 54.0

Investing Cash	(36.9)

Free cash flow	$ 17.1

A-1

ARMSTRONG FLOORING, INC.

2016 LONG-TERM INCENTIVE PLAN

Amended and Restated as of June 2, 2017

B-1

ARMSTRONG FLOORING, INC.

2016 LONG-TERM INCENTIVE PLAN

Amended and Restated as of June 2, 2017

Index of Defined Terms	Section Where Defined or First Used
Term

2017 Amendment Effective Date	1
Affiliate	14(c)(ii)
Assumed Benefits	1
Beneficial Owner or Beneficially Owned	14(c)(iii)
Benefits	4(a)
Board of Directors	2(a)
Cash Awards	10
Cause	13(a)(i)
Change in Control	14(c)(i)
Code	2(a)
Committee	2(a)
Common Stock	2(a)
Company	1
Consultants	3(a)
Dividend Equivalent Right	9(c)
Exchange Act	2(a)
Fair Market Value	17
GAAP	11(f)
Incentive Stock Option	6(a)
Injurious Conduct	13(a)
Nonqualified Stock Option	6(a)
Performance-Based Awards	11(a)
Person	14(c)(iv)
Plan	1
Restricted Business	13(a)(ii)
Restricted Stock Award	8
Stock Appreciation Rights	7
Stock Options	6
Stock Unit	9(c)
Substitute Awards	5(e)

1.	Purpose		1

2.	Administration		1

	(a)	Committee	1

	(b)	Authority	2

	(c)	Indemnification	2

	(d)	Delegation and Advisers	2

3.	Participants		2

4.	Type of Benefits; Vesting Restrictions		3

5.	Common Stock Available Under the Plan		4

	(a)	Aggregate Limitations	4

	(b)	Individual Employee Limitations	4

	(c)	Source of Shares	5

	(d)	Share Counting	5

	(e)	Acquisitions	6

6.	Stock Options		6

	(a)	Generally	6

	(b)	Exercise Price	7

	(c)	Exercise of Options	7

	(d)	Exercise Period	7

	(e)	Limitations on Incentive Stock Options	7

	(f)	Additional Limitations on Incentive Stock Options for Ten Percent Shareholders	8

7.	Stock Appreciation Rights		8

	(a)	Generally	8

	(b)	Exercise Period	8

8.	Restricted Stock Awards		9

	(a)	Generally	9

	(b)	Payment of the Purchase Price	9

	(c)	Additional Terms	9

	(d)	Rights as a Shareholder	9

-i-

9.	Stock Units		10

	(a)	Generally	10

	(b)	Settlement of Stock Units	10

	(c)	Definitions	10

10.	Cash Awards		10

11.	Performance-Based Awards		10

	(a)	Generally	10

	(b)	Business Criteria	11

	(c)	Establishment of Performance Goals	11

	(d)	Certification of Performance	11

	(e)	Modification of Performance-Based Awards	11

	(f)	Impact of Unusual or Infrequently Occurring Items or Changes in Accounting	12

	(g)	Death, Disability or Other Circumstances	12

12.	Foreign Laws		12

13.	Certain Terminations of Employment; Forfeitures		12

	(a)	Forfeiture of Unsettled Benefits	12

	(b)	Forfeiture of Settled Benefits	13

	(c)	Timing	14

	(d)	Determination from the Committee	14

	(e)	Condition Precedent	14

	(f)	Enforceability	14

14.	Adjustment Provisions; Change in Control		14

	(a)	Adjustment	14

	(b)	Effect of a Change in Control on Benefits	15

	(c)	Definitions	16

15.	Nontransferability		18

16.	Other Provisions		18

17.	Fair Market Value		19

18.	Withholding		19

-ii-

19.	Duration, Amendment and Termination		19

	(a)	Amendment and Termination	19

	(b)	No Repricing	19

	(c)	Shareholder Approval for Performance-Based Awards	20

	(d)	Termination of Plan	20

20.	Miscellaneous.		20

	(a)	Employment Rights	20

	(b)	Unfunded Plan	20

	(c)	No Fractional Shares	21

	(d)	Company Policies; Holding Requirements	21

	(e)	Requirements for Issuance of Shares	21

	(f)	Compliance with Law	21

	(g)	Benefits in Connection with Corporate Transactions and Otherwise	22

	(h)	Section 409A	22

	(i)	Governing Law	22

-iii-

ARMSTRONG FLOORING, INC.

2016 LONG-TERM INCENTIVE PLAN

Amended and Restated as of June 2, 2017

1.	Purpose.

The Armstrong Flooring, Inc. 2016 Long-Term Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, key employees, consultants and advisors of Armstrong Flooring, Inc., a Delaware corporation (the “Company”), and its subsidiaries and affiliates, by providing them with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

The Plan was first effective on April 1, 2016. This amended and restated Plan will be effective as of June 2, 2017, subject to approval by the Company’s stockholders (the “2017 Amendment Effective Date”). Changes made pursuant to this amendment and restatement shall apply to Benefits granted on or after the 2017 Amendment Effective Date. Benefits granted under the Plan prior to the 2017 Amendment Effective Date shall continue to be governed by the applicable grant agreements and the terms of the Plan without giving effect to changes made pursuant to this amendment and restatement, and the Committee shall administer such Benefits in accordance with the Plan without giving effect to changes made pursuant to this amendment and restatement.

2.	Administration.

(a)        Committee. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company ( the “Board of Directors”) from among its members (which may be the Management Development and Compensation Committee or a subcommittee thereof) and shall be comprised, unless otherwise determined by the Company’s Board of Directors, solely of not less than two (2) members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the common stock of the Company (“Common Stock”) is at the time primarily traded.

1

(b)        Authority. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and the Committee has sole discretionary authority to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

(c)        Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

(d)        Delegation and Advisers. The Committee may delegate to one or more of its members, to one or more officers or members of management, or to one or more agents such administrative duties as it may deem advisable; provided, that such delegation does not adversely affect the exemption provided by Rule 16b-3 of the Exchange Act or prevent a Benefit from qualifying as a Performance-Based Award, if so intended, and provided that such delegation complies with applicable law and applicable stock exchange requirements. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3.	Participants.

(a)        Participants will consist of such officers and key employees of the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries and affiliates (“Consultants”) shall be eligible to participate in the Plan if the Consultants render bona fide services to the Company or its subsidiaries and affiliates, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultants do not directly or indirectly promote or maintain a market for

2

the Company’s securities, as determined by the Committee in its sole discretion. Consultants are eligible to receive all Benefits under the Plan except Incentive Stock Options as described in Section 6, below. Members of the Board of Directors who are not employees of the Company and its subsidiaries and affiliates shall not be eligible to participate in the Plan.

(b)        Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits. Benefits granted pursuant to a particular Section of the Plan need not be uniform as among the participants. For purposes of the Plan, the term “employee” excludes any person who is classified by the Company as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an employee for purposes of this Plan, unless the Committee determines otherwise.

4.	Type of Benefits; Vesting Restrictions; Assumed Benefits.

(a)        Benefits granted under the Plan may be granted in any one or a combination of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Stock Units and (v) Cash Awards (each as described below, and collectively, the “Benefits”). Restricted Stock Awards, Stock Units and Cash Awards may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 hereof. Benefits granted under the Plan may be evidenced by an agreement (which need not be identical) that may provide additional terms and conditions associated with such Benefits, as determined by the Committee in its sole discretion, provided, however, that in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail.

(b)        Benefits granted under the Plan shall vest over a period that is not less than one year from the date of grant. Subject to adjustments made in accordance with Section 14(a) below, up to five percent (5%) of the shares of Common Stock subject to the share reserve set forth in Section 5(a) as of the 2017 Amendment Effective Date may be granted without regard to the minimum vesting requirement.

(c)        Benefits under the Plan shall be made conditional upon the participant’s acknowledgement, in writing or by acceptance of the Benefit grant, that all decisions and determinations of the Committee shall be final and binding on the participant, his or her successors and any other person having or claiming an interest under such Benefit grant.

(d)        The Committee shall have discretion to accelerate vesting in connection with a participant’s death, disability, retirement, involuntary termination without

3

Cause, in the event of a Change in Control or a corporate transaction or event described in Section 14(a), or in other circumstances as the Committee deems appropriate.

(e)        Stock option and stock unit awards that were made under the Armstrong World Industries, Inc. 2011 Long-Term Incentive Plan (or any predecessor plan) and were converted to stock options and stock unit awards on Common Stock and assumed by the Company effective as of April 1, 2016 (the “Assumed Benefits”) shall continue to be subject to the terms and conditions of the applicable award agreements and shall vest and be paid according to the applicable award agreements. The shares with respect to such outstanding Assumed Benefits will be issued or transferred under this Plan.

5.	Common Stock Available Under the Plan.

(a)        Aggregate Limitations.

(i)        Subject to adjustments made in accordance with Section 14(a) hereof, the aggregate number of shares of Common Stock that may be issued pursuant to Benefits granted under this Plan on or after the 2017 Amendment Effective Date, is 5,606,035 shares of Common Stock, which is calculated as follows: (A) 2,100,000 shares, plus (B) the number of shares that remained available for grants of Benefits under this Plan as of March 31, 2017 (1,654,630 shares), plus (C) the number of shares of Common Stock subject to outstanding Benefits and Assumed Benefits that are payable in shares as of March 31, 2017 (up to 1,851,405 shares), which terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, vested or paid. The number of shares under subsection (B) above shall be reduced by the number of shares subject to Benefits that are granted under the Plan after March 31, 2017 and before the 2017 Amendment Effective Date, if any. The share reserve represents an increase of 2,100,000 shares under this amendment and restatement.

(ii)       The number of shares of Common Stock reserved for issuance under this Plan with respect to Benefits granted on or after the 2017 Amendment Effective Date shall be reduced (A) on a one-for-one basis for each share of Common Stock that is subject to a Stock Option or Stock Appreciation Right granted on or after the 2017 Amendment Effective Date and (B) by a fixed ratio of 1.6 shares of Common Stock for each share of Common Stock subject to a Restricted Stock Award or Stock Unit granted on or after the 2017 Amendment Effective Date.

(b)        Individual Employee Limitations.

(i)        The maximum number of shares of Common Stock with respect to which Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Stock Units may be granted to any individual employee under the Plan in any one calendar year shall not exceed one million five hundred thousand (1,500,000) shares, subject to adjustments made in accordance with Section 14(a) hereof.

4

(ii)       For dividends and Dividend Equivalent Rights that are intended to qualify for the performance-based compensation exemption of Section 162(m) of the Code, the maximum amount of dividends and Dividend Equivalent Rights that may accrue in any calendar year with respect to Performance-Based Awards granted to any individual employee under the Plan is $6,000,000.

(iii)      The maximum Cash Award payout that may be earned by an employee for each 12 months in a performance period is $5,000,000.

(c)        Source of Shares. Shares of Common Stock issued under the Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan.

(d)        Share Counting.

(i)        If and to the extent Stock Options or Stock Appreciation Rights granted under the Plan, or stock options or stock appreciation rights that are Assumed Benefits, terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Restricted Stock Awards or Stock Units granted under the Plan, or any stock units that are Assumed Benefits, are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such grants shall again be available for purposes of the Plan. Shares of Common Stock withheld or surrendered in payment of the exercise price of a Stock Option granted under the Plan or a stock option that is an Assumed Benefit, and shares withheld or surrendered for payment of taxes with respect to Stock Options and Stock Appreciation Rights granted under this Plan or stock options that are Assumed Benefits, shall not be available for re-issuance under the Plan. Shares withheld or surrendered for payment of taxes with respect to Benefits other than Stock Options and Stock Appreciation Rights and Assumed Benefits other than stock options shall be available for re-issuance under the Plan.

(ii)       If Stock Appreciation Rights are granted under the Plan, the full number of shares subject to the Stock Appreciation Rights shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the Stock Appreciation Rights. To the extent that any Benefits or Assumed Benefits are paid in cash, and not in shares of Common Stock, such Benefits or Assumed Benefits shall not count against the share limits described above in Section 5(a).

(iii)     When applying the share counting rules of this Section 5(d), (A) the ratios described in Section 5(a)(ii) shall be used for calculating the number of shares available for re-issuance under the Plan with respect to Benefits granted on and after the 2017 Amendment Effective Date, and (B) the ratio used in the Plan as in effect before the 2017 Amendment Effective Date (one-for-one basis for all Benefits) will be used for calculating the number of shares available for re-issuance under the Plan with respect to Benefits granted before the 2017 Amendment Effective Date, including Assumed Benefits.

5

(iv)     The provisions of this Section 5(d) shall apply only for purposes of determining the aggregate number of shares of Common Stock that may be issued under the Plan, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits may be granted to any individual participant under the Plan. For the avoidance of doubt, if shares of Common Stock are repurchased on the open market with the proceeds of the exercise price of Stock Options granted under the Plan or stock options that are Assumed Benefits, such shares may not again be made available for issuance under the Plan.

(e)        Acquisitions. In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any outstanding equity grants with respect to stock of the acquired company may be assumed or replaced by Benefits under the Plan upon such terms and conditions as the Committee determines in its sole discretion. Shares of Common Stock subject to any such outstanding grants that are assumed or replaced by Benefits under the Plan in connection with an acquisition (“Substitute Awards”) shall not reduce the Plan’s share reserve as described above in Section 5(a), consistent with applicable stock exchange requirements. Notwithstanding any provision of the Plan to the contrary, Substitute Awards shall have such terms as the Committee deems appropriate, including without limitation exercise prices or base prices on different terms than those described herein. In the event that the Company assumes a shareholder-approved equity plan of an acquired company, available shares of Common Stock under such assumed plan (after appropriate adjustments to reflect the transaction) may be issued pursuant to Benefits under this Plan and shall not reduce the Plan’s share reserve as described above in Section 5(a), subject to applicable stock exchange requirements.

6.	Stock Options.

(a)        Generally. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options” (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Consultants are not eligible to receive Incentive Stock Options under the Plan. All of the authorized shares as described in Section 5(a) may be granted as Incentive Stock Options. Each Stock Option shall be subject to such terms and conditions, including vesting, consistent with the Plan as the Committee may impose from time to time, subject to the following limitations. In no event will dividends or Dividend Equivalents accrue or be paid on shares of Common Stock subject to a Stock Option.

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(b)        Exercise Price. Each Stock Option granted under the Plan shall have a per-share exercise price as the Committee may determine on the date of grant. The per share exercise price of a Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

(c)        Exercise of Options. A participant may exercise a Stock Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The participant shall pay the exercise price of the Stock Option (i) in cash, (ii) if permitted by the Committee, by the withholding of shares of Common Stock subject to the exercisable Stock Option, which have a Fair Market Value on the date of exercise equal to the exercise price, (iii) if permitted by the Committee, by delivering shares of Common Stock owned by the participant and having a Fair Market Value on the date of exercise equal to the exercise price or by attestation to ownership of shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (v) by such other method as the Committee may approve. Shares of Common Stock used to exercise a Stock Option shall have been held by the participant for any requisite period of time to avoid adverse accounting consequences to the Company with respect to the Stock Option, as determined by the Committee. Payment for the shares pursuant to the Stock Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(d)        Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Notwithstanding the foregoing, unless the Committee determines otherwise, if a vested Nonqualified Stock Option would terminate at a time when trading in Common Stock is prohibited by law or by the Company’s insider trading policy, the vested Stock Option may be exercised until the thirtieth (30th) day after expiration of such prohibition. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement on the date of grant.

(e)        Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or of a parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively) on the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed one hundred thousand dollars ($100,000), provided, however, that if such one hundred thousand dollars ($100,000) limit is exceeded, the excess Incentive Stock Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted.

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(f)        Additional Limitations on Incentive Stock Options for Ten Percent Shareholders. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively), unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date of grant of such option.

7.	Stock Appreciation Rights.

(a)        Generally. The Committee may, in its discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Committee, in an amount equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over (ii) the Fair Market Value of such shares of Common Stock on the date the Stock Appreciation Right is granted, or other higher specified amount, all as determined by the Committee. If a Stock Appreciation Right is granted in tandem with a Stock Option at the date of grant of the Stock Option, the designated base amount in the award agreement shall reflect the Fair Market Value on the date such Stock Option and Stock Appreciation Right were granted, or a higher specified amount as determined by the Committee. In any event, the base amount of each Stock Appreciation Right shall not be less than the per-share Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right. Each Stock Appreciation Right shall be subject to such terms and conditions, including vesting, as the Committee shall impose from time to time, provided, however, that if a Stock Appreciation Right is granted in connection with a Stock Option, the Stock Appreciation Right shall become exercisable, be transferable and shall expire according to the same vesting, transferability and expiration rules as the corresponding Stock Option, unless the Committee determines otherwise. In no event will dividends or Dividend Equivalents accrue or be paid on shares of Common Stock subject to a Stock Appreciation Right.

(b)        Exercise Period. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date it is granted. Notwithstanding the foregoing, unless the Committee determines otherwise, if a vested Stock Appreciation Right would terminate at a time when trading in Common Stock is prohibited by law or by the Company’s insider trading policy, the vested Stock Appreciation Right may be

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exercised until the thirtieth (30th) day after expiration of such prohibition. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

8.	Restricted Stock Awards.

(a)        Generally. The Committee may, in its discretion, grant Restricted Stock Awards consisting of Common Stock issued or transferred to participants with or without other payments therefor. Restricted Stock Awards may be subject to such terms and conditions, including vesting, as the Committee determines appropriate. Restricted Stock Awards may constitute Performance-Based Awards, as described in Section 11 hereof

(b)        Payment of the Purchase Price. If the Restricted Stock Award requires payment therefor, the purchase price of any shares of Common Stock subject to a Restricted Stock Award may be paid in any manner authorized by the Committee. Restricted Stock Awards may also be made in consideration of services rendered to the Company or its subsidiaries or affiliates.

(c)        Additional Terms. Restricted Stock Awards may be subject to such terms and conditions, including vesting, as the Committee determines appropriate, including without limitation (i) Change in Control, (ii) restrictions on the sale or other disposition of such shares, and (iii) the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, the participant’s competition with the Company, or the participant’s breach of other obligations to the Company. Restricted Stock Awards may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

(d)        Rights as a Shareholder. The participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to vote the shares. Cash dividends and stock dividends with respect to shares of Common Stock subject to a Restricted Stock Award shall be withheld by the Company and paid only if and to the extent the shares of Restricted Stock subject to the Restricted Stock Award vest. The Committee may determine that interest will be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the participant upon the release of restrictions on such shares and, if such share is forfeited, the participant shall have no right to such cash dividends or stock dividends.

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9.	Stock Units.

(a)        Generally. The Committee may, in its discretion, grant Stock Units to participants hereunder. Stock Units may be subject to such terms and conditions, including vesting and provisions applicable to a Change in Control as the Committee determines appropriate. Stock Units may constitute Performance-Based Awards, as described in Section 11 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock or in cash at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right and the terms and conditions applicable to Dividend Equivalent Rights. Any Dividend Equivalent Right underlying a Stock Unit which is payable based on the achievement of specific vesting conditions shall vest and be paid only if and to the extent the underlying Stock Unit vests and is paid as determined by the Committee.

(b)        Settlement of Stock Units. Shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash equal to the value of the shares of Common Stock which would otherwise be distributed to the participant or partly in cash and partly in shares of Common Stock.

(c)        Definitions. A “Stock Unit” means a notional account representing one (1) share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

10.        Cash Awards. The Committee may, in its discretion, grant awards to be settled solely in cash (“Cash Awards”). Cash Awards may be subject to such terms and conditions, including vesting, as the Committee determines appropriate. Cash Awards may constitute Performance-Based Awards, as described in Section 11 hereof.

11.	Performance-Based Awards.

(a)        Generally. Any Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code. Restricted Stock Awards (and any dividends payable with respect thereto), Stock Units and Dividend Equivalent Rights that are intended to qualify for the performance-based compensation exemption of Section 162(m) of the Code are referred to as “Performance-Based Awards”. As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives that are based on one or more of the business criteria described below, with respect to one or more business units or the Company and its subsidiaries as a whole.

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(b)        Business Criteria. The Committee shall use objectively determinable performance goals based on one or more of the following business criteria, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) sales; (iv) operating income; (v) earnings before interest and taxes (EBIT); (vi) earnings before interest, taxes, depreciation and amortization (EBITDA); (vii) cash flow; (viii) working capital targets; (ix) return on equity; (x) return on capital; (xi) market price per share; (xii) total return to shareholders, (xiii) price-earnings multiples, (xiv) revenue, (xv) number of days sales outstanding in accounts receivable, (xvi) productivity, (xvii) margin, (xviii) net capital employed, (xix) growth in assets, (xx) unit volume, (xxi) market share, (xxii) economic value, (xxiii) relative performance to a comparison group designated by the Committee based on any of the foregoing criteria, or (xxiv) strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

(c)        Establishment of Performance Goals. With respect to Performance-Based Awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply; provided, however, that such performance goals shall be established in writing no later than ninety (90) days after the commencement of the applicable period of service to which the performance goals relate (but in no event after twenty-five percent (25%) of such period has elapsed), or such other period as may be consistent with the regulations issued under Section 162(m) of the Code.

(d)        Certification of Performance. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

(e)        Modification of Performance-Based Awards. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal to cause the goal to cease to meet the requirements of Section 162(m) of the Code, except as otherwise determined by the Committee, and the Committee shall not increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. The Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal, based on such terms and conditions as the Committee deems appropriate. Notwithstanding the foregoing, the Committee may make such changes to performance goals and Performance-Based Awards as the Committee deems appropriate in the event of a change in corporate capitalization, corporate transaction or other corporate event as permitted by Section 162(m), or as the Committee otherwise determines.

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(f)        Impact of Unusual or Infrequently Occurring Items or Changes in Accounting. To the extent applicable, subject to the following sentence and unless the Committee determines otherwise, the determination of the achievement of performance goals shall be determined based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used in the Company’s audited financial statements. To the extent permitted by Section 162(m), in setting the performance goals for Performance-Based Awards within the period prescribed in Section 11(c), the Committee may provide for appropriate adjustment as it deems appropriate, including for one or more of the following items: asset write-downs; litigation or claim judgments or settlements; changes in accounting principles; changes in tax law or other laws affecting reported results; changes in commodity prices; severance, contract termination, and other costs related to exiting, modifying or reducing any business activities; costs of, and gains and losses from, the acquisition, disposition, or abandonment of businesses or assets; gains and losses from the early extinguishment of debt; gains and losses in connection with the termination or withdrawal from a pension plan; stock compensation costs and other non-cash expenses; any unusual or infrequently occurring items as described in applicable Accounting Principles Board opinions or in management’s discussion and analysis of financial condition and results of operation appearing in the Company’s annual report to shareholders for the applicable year; and any other specified non-operating items as determined by the Committee in setting performance goals.

(g)        Death, Disability or Other Circumstances. The Committee may provide in the grant agreement that Performance-Based Awards under this Section 11 shall be payable, in whole or in part, in the event of the Participant’s death or disability, a Change in Control or under other circumstances consistent with the requirements of Section 162(m) of the Code.

12.        Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 12, and no action may be taken, which would result in a violation of the Exchange Act, the Code or any other applicable law.

13.	Certain Terminations of Employment; Forfeitures.

(a)        Forfeiture of Unsettled Benefits. Unless the Committee or any agreement providing for Benefits under this Plan shall otherwise provide, a participant shall forfeit all Benefits which have not been settled under this Plan if:

(i)        the participant’s employment or service with the Company and its subsidiaries and affiliates is terminated for willful, deliberate, or gross misconduct, as determined by the Committee, in its sole discretion, or such other definition of “cause” as may be applicable under the grant agreement;

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(ii)       during the participant’s employment or service with the Company and its subsidiaries and affiliates and for a period of one (1) year thereafter, the participant engages in any business or enters into any employment relationship which the Committee in its sole discretion determines to be either directly or indirectly (A) competitive with any aspect of the business of the Company with respect to which the participant had responsibility for, or access to, confidential information within 12 months before the participant’s termination of employment or service with the Company or (B) substantially injurious to the Company’s business interests, in each case in any geographic area in which the Company conducts business with respect to which the participant had responsibility for, or access to, confidential information within 12 months before the participant’s termination of employment or service with the Company (a “Restricted Business”);

(iii)      during the participant’s employment or service with the Company and its subsidiaries and affiliates and for a period of two (2) years thereafter, the participant solicits any person who was a customer of the Company or any of its subsidiaries or affiliates with respect to any Restricted Business, or solicits potential customers of the Company or any of its subsidiaries or affiliates who are or were identified through leads developed during the course of the participant’s employment or service with the Company or any of its subsidiaries or affiliates with respect to any Restricted Business, or otherwise diverts or attempts to divert any existing business of the Company or any of its subsidiaries or affiliates;

(iv)      during the participant’s employment or service with the Company and its subsidiaries and affiliates and for a period of two (2) years thereafter, the participant directly for the participant or for any third party, solicits, induces, recruits or causes another person in the employment of the Company or any of its subsidiaries or affiliates to terminate such employee’s employment with the Company and its subsidiaries and affiliates; or

(v)       during the participant’s employment or service or thereafter, the participant breaches any written confidentiality, non-solicitation or non-competition covenant with the Company or a subsidiary or affiliate.

The activities described in subsections (i), (ii) and (iii) above are hereafter referred to as “Injurious Conduct”.

(b)        Forfeiture of Settled Benefits. If the Committee determines that a participant has engaged in Injurious Conduct as described in Section 13(a), the Committee may in its discretion require the participant to return to the Company any Common Stock or cash received in settlement of any Benefit under this Plan. If the Common Stock acquired in settlement of a Benefit has been disposed of by the participant, then the Company may require the participant to pay to the Company the economic value of the Common Stock as of the date of disposition.

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(c)        Timing. Unless the grant agreement provides otherwise, the Committee shall exercise the right of forfeiture provided to the Company in this Section 13 within one-hundred and eighty (180) days after the Company’s discovery of the Injurious Conduct activities giving rise to the Company’s right of forfeiture.

(d)        Determination from the Committee. A participant may make a request to the Committee in writing for a determination regarding whether any proposed business or activity would constitute Injurious Conduct. Such request shall fully describe the proposed business or activity. The Committee shall respond to the participant in writing and the Committee’s determination shall be limited to the specific business or activity so described.

(e)        Condition Precedent. Unless the Committee or any agreement providing for Benefits under this Plan shall otherwise provide, no Benefit shall be deemed awarded to any participant under this Plan unless and until the participant agrees to the applicability of this Section 13.

(f)        Enforceability. The purpose of this Section 13 is to protect the Company and its subsidiaries and affiliates from Injurious Conduct. To the extent that this Section 13 is not fully enforceable as written, the unenforceable provisions shall be modified so as to provide the Company with the fullest protection permitted by law. The Committee may waive any provisions of this Section 13, as the Committee deems appropriate.

14.	Adjustment Provisions; Change in Control.

(a)        Adjustment. Benefits granted under the Plan and any agreements evidencing such Benefits, the maximum number of shares of Common Stock that may be issued under the Plan as stated in Section 5(a) and the maximum number of shares of Common Stock with respect to which Benefits may be granted to any one employee as stated in Section 5(b) shall be subject to mandatory adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Benefits or as otherwise determined by the Committee to be equitable:

(i)        in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, spinoffs, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Benefit, or

(ii)        in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

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Any adjustment in Incentive Stock Options under this Section 14 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, except as otherwise determined by the Committee, and any adjustments under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any adjustment to Nonqualified Stock Options or Stock Appreciation Rights shall be made in accordance with the requirements of Sections 409A and 424 of the Code, as applicable. Further, with respect to Benefits intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code, or as the Committee otherwise determines is appropriate. The adjustments of Benefits under this Section 14(a) shall include adjustment of shares, exercise price, base price, performance goals or other terms and conditions, as appropriate. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b)        Effect of a Change in Control on Benefits. The following provisions shall apply in the event of a Change in Control:

(i)        Unless the Committee determines otherwise, if there is a Change in Control of the Company, and if participants’ Benefits remain outstanding after the Change in Control (or are assumed by, or converted to similar benefits with equivalent value as of the date of the Change in Control of, the surviving corporation (or a parent or subsidiary of the surviving corporation)), and the Company or its successor terminates a participant’s employment without Cause upon or within two years after the Change in Control, the participant’s outstanding Stock Options and Stock Appreciation Rights shall vest and become exercisable, any restrictions on Restricted Stock Awards shall lapse, and Stock Units or Cash Awards shall become payable. In that event, Benefits that are based on performance goals will vest and be payable at their target value unless the Committee determines otherwise. Unless the Committee determines otherwise, “Cause” shall mean conduct described in Section 13(a)(i) above.

(ii)       Unless the Committee determines otherwise, if there is a Change in Control of the Company, and if participants’ Benefits do not remain outstanding after the Change in Control (and are not assumed by, or converted to similar benefits with equivalent value as of the date of the Change in Control of, the surviving corporation (or a parent or subsidiary of the surviving corporation)), then all outstanding Stock Options and Stock Appreciation Rights shall immediately vest and become exercisable, any restrictions on Restricted Stock Awards shall lapse, and Stock Units and Cash Awards shall become payable as of the date of the Change in Control. In that event, Benefits that are based on performance goals will vest and be payable at their target value unless the Committee determines otherwise.

(iii)      Notwithstanding the foregoing, the Committee may establish such other terms and conditions relating to the effect of a Change in Control on

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Benefits as the Committee deems appropriate. In addition to other actions, in the event of a Change in Control of the Company, the Committee may take any one or more of the following actions with respect to any or all outstanding Benefits, without the consent of any participant: (A) the Committee may determine that outstanding Stock Options and Stock Appreciation Rights shall be fully exercisable, restrictions on outstanding Restricted Stock Awards shall lapse, and Stock Units and Cash Awards shall become payable, as of the date of the Change in Control or at such other time as the Committee determines, (B) the Committee may require that participants surrender their outstanding Stock Options and Stock Appreciation Rights for cancellation in exchange for one or more payments by the Company, in cash, Common Stock or other property (including the property, if any, payable in the transaction), as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the participant’s unexercised Stock Options and Stock Appreciation Rights exceeds the exercise price or base amount, as applicable, and on such terms as the Committee determines, (C) after giving participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate, (D) with respect to participants holding Stock Units or Cash Awards, the Committee may determine that such participants shall receive one or more payments in settlement of such Stock Units or Cash Awards, in such amount and form and on such terms as may be determined by the Committee, or (E) the Committee may determine that Benefits that remain outstanding after the Change in Control shall be converted to similar Benefits of the surviving corporation (or a parent or subsidiary of the surviving corporation). Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share exercise price or base amount of a Stock Option or Stock Appreciation Right, the Company shall not be required to make any payment to the participant upon surrender of the Stock Option or Stock Appreciation Right. Any acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change in Control or such other date as the Committee may specify.

(c)        Definitions. For purposes of this Plan, the following terms have the following meanings:

(i)        “Change in Control” of the Company shall be deemed to have occurred if the event set forth in any one of the following sections shall have occurred:

(A)        any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of subsection (C) below;

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(B)        the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

(C)        there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (I) a merger or consolidation immediately following which the individuals who comprise the Board of Directors immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(D)        the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board of Directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or any parent thereof.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred (i) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions or (ii) by virtue of the consummation of a spin-off of any business line or business unit of the Company or a sale of (or similar transaction with respect to) all or substantially all of the assets that comprise a business line or business unit of the Company.

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(ii)        “Affiliate” shall mean with respect to any Person, any other Person that, at any time that a determination is made hereunder, directly or indirectly, controls, is controlled by, or is under common control with such first Person. For the purpose of this definition, “control” shall mean, as to any Person, the possession, directly or indirectly, of the power to elect or appoint a majority of directors (or other persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(iii)      “Beneficial Owner” and “Beneficially Own” shall have the meaning set forth in Rules 13d-3 and 13d-5 promulgated under the Exchange Act or any successor provision.

(iv)      “Person” shall mean any individual, entity or group, including any “person” or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision.

15.        Nontransferability. Benefits granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in the grant agreement and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, and subject to applicable law, a grant agreement for a Benefit other than an Incentive Stock Option may permit the transferability of the Benefit by a participant solely for charitable purposes or to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or to partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, without consideration, subject to any restriction included in the grant agreement for the Benefit.

16.        Other Provisions. The award of any Benefit under the Plan may be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits (subject to Section 4(b)), or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment or service in addition to those specifically provided for under the Plan.

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17.        Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value on any given date means (i) if the Common Stock is listed on a national securities exchange on a last sale basis, the closing price reported as having occurred on the such date, or, if there is no sale on such date, then on the last preceding date on which such a sale was reported, or (ii) if the Common Stock is not listed on a national securities exchange on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

18.       Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit or require a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by having the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, or permit a participant to pay such withholding taxes by tendering shares of Common Stock held by the participant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the participant’s minimum applicable tax withholding amount.

19. Duration,	Amendment and Termination.

(a)        Amendment and Termination. The Company, by action of its Board of Directors, may amend the Plan from time to time or suspend or terminate the Plan at any time; provided, however, that the Board of Directors shall not amend the Plan without approval of the shareholders of the Company if such approval is required (i) in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements or (ii) in order to comply with Section 19(b) below. No amendment or termination of this Plan shall, without the consent of the participant, materially impair any rights or obligations under any Benefit previously granted to the participant under the Plan, unless such right has been reserved in the Plan or the grant agreement, or except as provided in Section 20(f) below. Notwithstanding anything in the Plan to the contrary, the Board of Directors may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)        No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up,

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spinoff, combination, or exchange of shares), the Company may not, without obtaining shareholder approval, (i) amend the terms of outstanding Stock Options or Stock Appreciation Rights to reduce the exercise price of outstanding Stock Options or the base amount of outstanding Stock Appreciation Rights, (ii) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for other awards or Stock Options or Stock Appreciation Rights with an exercise price or base amount, as applicable, that is less than the exercise price or base amount, as applicable, of the original Stock Options or Stock Appreciation Rights or (iii) cancel outstanding Stock Options or Stock Appreciation Rights with an exercise price or base amount, as applicable, above the current stock price in exchange for cash, Common Stock or other securities.

(c)        Shareholder Approval for Performance-Based Awards. If Performance-Based Awards are to be granted under the Plan, the Plan must be approved by the shareholders in accordance with Section 162(m) of the Code. Following such shareholder approval, the Plan must be reapproved by the Company’s shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 11, if Performance-Based Awards are to be made under Section 11 after the date of such shareholders meeting and if required by Section 162(m) of the Code or the regulations thereunder.

(d)        Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth (10th) anniversary of the 2017 Amendment Effective Date, unless the Plan is terminated earlier by the Board of Directors or is extended by the Board of Directors with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to outstanding Benefits. Incentive Stock Options shall not be granted after the date that is ten (10) years after the date on which the Board of Directors adopts the Plan or the 2017 Amendment Effective Date, whichever is earlier.

20.	Miscellaneous.

(a)        Employment Rights. Neither the Plan nor any action taken hereunder shall be construed as giving any participant the right to be retained in the employ or service of the Company or any of its subsidiaries or affiliates.

(b)        Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

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(c)        No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(d)        Company Policies; Holding Requirements. All Benefits granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company’s Board of Directors from time to time. Participants who are subject to the Company’s stock ownership policy must hold a portion of the net after-tax shares received upon vesting, exercise or payment of Benefits under this Plan until the applicable stock ownership guidelines are met, in accordance with the Company’s stock ownership policy.

(e)        Requirements for Issuance of Shares. No Common Stock shall be issued in connection with any Benefit hereunder unless and until all legal requirements applicable to the issuance of such Common Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Benefit granted to any participant hereunder on such participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Common Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No participant shall have any right as a shareholder with respect to Common Stock covered by a Benefit until shares have been issued to the participant.

(f)        Compliance with Law. The Plan, the exercise of Stock Options or Stock Appreciation Rights and the obligations of the Company to issue or transfer shares of Common Stock in accordance with Benefits granted under the Plan shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and Performance-Based Awards comply with the applicable provisions of Section 162(m) of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 or 162(m) as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 422 or 162(m) of the Code, that Plan provision shall cease to apply. The Committee may revoke any Benefit granted under the Plan if it is contrary to law or modify a Benefit to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to participants. The Committee may also, in its sole discretion, agree to limit its authority under this Section.

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(g)        Benefits in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Benefits under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Benefits to employees thereof who become employees of the Company or its subsidiaries or affiliates, or for other proper corporate purposes, or (ii) limit the right of the Company to make stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may grant Substitute Awards to an employee of another corporation who becomes an employee of the Company or its subsidiaries or affiliates by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Benefits may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee.

(h)        Section 409A. The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Benefits shall be construed and administered such that the Benefit either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code. If a Benefit is subject to Section 409A of the Code, (A) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (B) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (C) unless the Benefit specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (D) in no event shall a participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Benefit granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee upon separation from service shall be administered so that any distribution with respect to such Benefit shall be postponed for six (6) months following the date of the participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within thirty (30) days after the end of the six (6)-month period. If the participant dies during such six (6)-month period, any postponed amounts shall be paid within ninety (90) days of the participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.

(i)        Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

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ARMSTRONG FLOORING, INC. CHRISTOPHER S. PARISI 2500 COLUMBIA AVENUE P.O. BOX 3025 LANCASTER, PA 17603 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/AFI2017 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E29127-P92455 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ARMSTRONG FLOORING, INC. The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1. 1. Election of Class I Directors (nominees 1a, 1b, and 1c) to serve for a one-year term. Nominees: For Against Abstain 1a. Kathleen S. Lane 1b. Michael W. Malone 1c. Jacob H. Welch The Board of Directors recommends you vote FOR For Against Abstain Proposal 2. 2. Advisory Vote to Approve Named Executive Officer Compensation. The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain 1 YEAR for Proposal 3. 3. Advisory Vote on Frequency of Advisory Vote on Named Executive Of?cer Compensation. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other ?duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized of?cer. The Board of Directors recommends you vote FOR Proposals 4 and 5. For Against Abstain 4. Approval of Amended and Restated 2016 Long-Term Incentive Plan. 5. Rati?cation of election of KPMG LLP as the Company’s Independent Registered Public Accounting Firm. NOTE: To transact other business as may properly come before the meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E29128-P92455 ARMSTRONG FLOORING, INC. Annual Meeting of Stockholders June 2, 2017 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Larry S. McWilliams and Donald R. Maier as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all of the common shares of Armstrong Flooring, Inc. held of record by the undersigned on April 17, 2017, at the Annual Meeting of Stockholders to be held on June 2, 2017 at 9:00 a.m., or any adjournment of postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side